EXHIBIT A-16








           __________________________________________



               MISSISSIPPI POWER & LIGHT COMPANY

                               TO

                     _____________________

                                             Trustee



                           _________


                           Indenture
          (For Unsecured Subordinated Debt Securities
                 relating to Trust Securities)


                Dated as of ______________, 1995




           __________________________________________
                       TABLE OF CONTENTS


PARTIES                                                         1

RECITAL OF THE COMPANY                                          1

ARTICLE ONE                                                     1

Definitions and Other Provisions of General Application         1
          SECTION 101.  Definitions                             1
                                                              Act       2
                                              Additional Interest       2
                                                        Affiliate       2
                                             Authenticating Agent       2
                                               Authorized Officer       2
                                               Board of Directors       2
                                                 Board Resolution       2
                                                     Business Day       2
                                                       Commission       3
                                                          Company       3
                                 Company Request or Company Order       3
                                           Corporate Trust Office       3
                                                      corporation       3
                                               Defaulted Interest       3
                                                      Dollar or $       3
                                                 Event of Default       3
                                           Governmental Authority       3
                                           Government Obligations       3
                                                        Guarantee       4
                                                           Holder       4
                                                        Indenture       4
                                            Interest Payment Date       4
                                                         Maturity       4
                                            Officer's Certificate       4
                                               Opinion of Counsel       4
                                                      Outstanding       4
                                                     Paying Agent       5
                                                           Person       5
                                                 Place of Payment       5
                                             Predecessor Security       5
                                             Preferred Securities       6
                                                  Redemption Date       6
                                                 Redemption Price       6
                                              Regular Record Date       6
                                              Responsible Officer       6
                                                       Securities       6
                         Security Register and Security Registrar       6
                                              Senior Indebtedness       6
                                              Special Record Date       6
                                                  Stated Maturity       6
                                                            Trust       7
                                                  Trust Agreement       7
                                              Trust Indenture Act       7
                                                          Trustee       7
                                                    United States       7
          SECTION 102.  Compliance Certificates and Opinions    7
          SECTION 103.  Form of Documents Delivered to
          Trustee                                               8
          SECTION 104.  Acts of Holders                         9
          SECTION 105.  Notices, etc. to Trustee and Company   10
          SECTION 106.  Notice to Holders of Securities;
          Waiver                                               11
          SECTION 107.  Conflict with Trust Indenture Act      12
          SECTION 108.  Effect of Headings and Table of
          Contents                                             12
          SECTION 109.  Successors and Assigns                 12
          SECTION 110.  Separability Clause                    12
          SECTION 111.  Benefits of Indenture                  12
          SECTION 112.  Governing Law                          13
          SECTION 113.  Legal Holidays                         13

ARTICLE TWO                                                    13

Security Forms                                                 13
          SECTION 201.  Forms Generally                        13
          SECTION 202.  Form of Trustee's Certificate of
          Authentication                                       14

ARTICLE THREE                                                  14

The Securities                                                 14
          SECTION 301.  Amount Unlimited; Issuable in Series   14
          SECTION 302.  Denominations                          18
          SECTION 303.  Execution, Authentication, Delivery
          and Dating                                           18
          SECTION 304.  Temporary Securities                   19
          SECTION 305.  Registration, Registration of
          Transfer and Exchange                                20
          SECTION 306.  Mutilated, Destroyed, Lost and
          Stolen Securities                                    21
          SECTION 307.  Payment of Interest; Interest Rights
          Preserved                                            22
          SECTION 308.  Persons Deemed Owners                  23
          SECTION 309.  Cancellation by Security Registrar     23
          SECTION 310.  Computation of Interest                24
          SECTION 311.  Extension of Interest Payment          24
          SECTION 312.  Additional Interest.                   24

ARTICLE FOUR                                                   25

Redemption of Securities                                       25
          SECTION 401.  Applicability of Article               25
          SECTION 402.  Election to Redeem; Notice to
          Trustee                                              25
          SECTION 403.  Selection of Securities to Be
          Redeemed                                             25
          SECTION 404.  Notice of Redemption                   26
          SECTION 405.  Securities Payable on Redemption
          Date                                                 27
          SECTION 406.  Securities Redeemed in Part            27

ARTICLE FIVE                                                   28

Sinking Funds                                                  28
          SECTION 501.  Applicability of Article               28
          SECTION 502.  Satisfaction of Sinking Fund
          Payments with Securities                             28
          SECTION 503.  Redemption of Securities for Sinking
          Fund                                                 28

ARTICLE SIX                                                    29

Covenants                                                      29
          SECTION 601.  Payment of Principal, Premium and
          Interest                                             29
          SECTION 602.  Maintenance of Office or Agency        29
          SECTION 603.  Money for Securities Payments to Be
          Held in Trust                                        30
          SECTION 604.  Corporate Existence                    31
          SECTION 605.  Maintenance of Properties              31
          SECTION 606.  Annual Officer's Certificate as to
          Compliance.                                          32
          SECTION 607.  Waiver of Certain Covenants            32
          SECTION 608.  Restriction on Payment of Dividends    32
          SECTION 609.  Maintenance of Trust Existence         33
          SECTION 610.  Rights of Holders of Preferred
          Securities                                           33

ARTICLE SEVEN                                                  34

Satisfaction and Discharge                                     34
          SECTION 701.  Satisfaction and Discharge of
          Securities                                           34
          SECTION 702.  Satisfaction and Discharge of
          Indenture                                            36
          SECTION 703.  Application of Trust Money             37

ARTICLE EIGHT                                                  37

Events of Default; Remedies                                    37
          SECTION 801.  Events of Default                      37
          SECTION 802.  Acceleration of Maturity; Rescission
          and Annulment                                        39
          SECTION 803.  Collection of Indebtedness and Suits
          for Enforcement by Trustee                           40
          SECTION 804.  Trustee May File Proofs of Claim       41
          SECTION 805.  Trustee May Enforce Claims Without
          Possession of Securities                             41
          SECTION 806.  Application of Money Collected         42
          SECTION 807.  Limitation on Suits                    42
          SECTION 808.  Unconditional Right of Holders to
          Receive Principal,
                 Premium and Interest                          43
          SECTION 809.  Restoration of Rights and Remedies     43
          SECTION 810.  Rights and Remedies Cumulative         43
          SECTION 811.  Delay or Omission Not Waiver           43
          SECTION 812.  Control by Holders of Securities       44
          SECTION 813.  Waiver of Past Defaults                44
          SECTION 814.  Undertaking for Costs                  45
          SECTION 815.  Waiver of Stay or Extension Laws       45

ARTICLE NINE                                                   45

The Trustee                                                    45
          SECTION 901.  Certain Duties and Responsibilities    45
          SECTION 902.  Notice of Defaults                     46
          SECTION 903.  Certain Rights of Trustee              46
          SECTION 904.  Not Responsible for Recitals or
          Issuance of Securities                               47
          SECTION 905.  May Hold Securities                    48
          SECTION 906.  Money Held in Trust                    48
          SECTION 907.  Compensation and Reimbursement         48
          SECTION 908.  Disqualification; Conflicting
          Interests.                                           49
          SECTION 909.  Corporate Trustee Required;
          Eligibility                                          49
          SECTION 910.  Resignation and Removal; Appointment
          of Successor                                         50
          SECTION 911.  Acceptance of Appointment by
          Successor                                            52
          SECTION 912.  Merger, Conversion, Consolidation or
          Succession to Business                               53
          SECTION 913.  Preferential Collection of Claims
          Against Company                                      53
          SECTION 914.  Co-trustees and Separate Trustees.     54
          SECTION 915.  Appointment of Authenticating Agent    55

ARTICLE TEN                                                    57

Holders' Lists and Reports by Trustee and Company              57
          SECTION 1001.  Lists of Holders                      57
          SECTION 1002.  Reports by Trustee and Company        57

ARTICLE ELEVEN                                                 57

Consolidation, Merger, Conveyance or Other Transfer            57
          SECTION 1101.  Company May Consolidate, etc., Only
          on Certain Terms                                     57
          SECTION 1102.  Successor Corporation Substituted     58

ARTICLE TWELVE                                                 58

Supplemental Indentures                                        58
          SECTION 1201.  Supplemental Indentures Without
          Consent of Holders                                   58
          SECTION 1202.  Supplemental Indentures With
          Consent of Holders                                   60
          SECTION 1203.  Execution of Supplemental
          Indentures                                           62
          SECTION 1204.  Effect of Supplemental Indentures     62
          SECTION 1205.  Conformity With Trust Indenture Act   62
          SECTION 1206.  Reference in Securities to
          Supplemental Indentures                              62
          SECTION 1207.  Modification Without Supplemental
          Indenture                                            62

ARTICLE THIRTEEN                                               63

Meetings of Holders; Action Without Meeting                    63
          SECTION 1301.  Purposes for Which Meetings May Be
          Called                                               63
          SECTION 1302.  Call, Notice and Place of Meetings    63
          SECTION 1303.  Persons Entitled to Vote at
          Meetings                                             64
          SECTION 1304.  Quorum; Action                        64
          SECTION 1305.  Attendance at Meetings;
          Determination of Voting Rights;
                  Conduct and Adjournment of Meetings          65
          SECTION 1306.  Counting Votes and Recording Action
          of Meetings                                          66
          SECTION 1307.  Action Without Meeting                66

ARTICLE FOURTEEN                                               66

Immunity of Incorporators, Stockholders, Officers and
     Directors                                                 66
          SECTION 1401.  Liability Solely Corporate            67

ARTICLE FIFTEEN                                                67

Subordination of Securities                                    67
          SECTION 1501.  Securities Subordinate to Senior
          Indebtedness.                                        67
          SECTION 1502.  Payment Over of Proceeds of
          Securities                                           68
          SECTION 1503.  Disputes with Holders of Certain
          Senior Indebtedness                                  70
          SECTION 1504.  Subrogation                           70
          SECTION 1505.  Obligation of the Company
          Unconditional                                        70
          SECTION 1506.  Priority of Senior Indebtedness
          Upon Maturity                                        71
          SECTION 1507.  Trustee as Holder of Senior
          Indebtedness                                         71
          SECTION 1508.  Notice to Trustee to Effectuate
          Subordination                                        71
          SECTION 1509.  Modification, Extension, etc. of
          Senior Indebtedness                                  72
          SECTION 1510.  Trustee Has No Fiduciary Duty to
          Holders of Senior Indebtedness                       72
          SECTION 1511.  Paying Agents Other Than the
          Trustee                                              72
          SECTION 1512.  Rights of Holders of Senior
          Indebtedness Not Impaired                            72
          SECTION 1513.  Effect of Subordination Provisions;
          Termination                                          73

Testimonium                                                    74

Signatures and Seals                                           74

Acknowledgements                                               75
               MISSISSIPPI POWER & LIGHT COMPANY

   Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of __________________________


Trust Indenture Act Section                     Indenture Section

310  (a)(1)                                              909
     (a)(2)                                              909
     (a)(3)                                              914
     (a)(4)                                        Not Applicable
     (b)                                                 908
                                                         910
311  (a)                                                 913
     (b)                                                 913
     (c)                                                 913
312  (a)                                                1001
     (b)                                                1001
     (c)                                                1001
313  (a)                                                1002
     (b)                                                1002
     (c)                                                1002
314  (a)                                                1002
     (a)(4)                                              606
     (b)                                           Not Applicable
     (c)(1)                                              102
     (c)(2)                                              102
     (c)(3)                                        Not Applicable
     (d)                                           Not Applicable
     (e)                                                 102
315  (a)                                                 901
                                                         903
     (b)                                                 902
     (c)                                                 901
     (d)                                                 901
     (e)                                                 814
316  (a)                                                 812
                                                         813
     (a)(1)(A)                                           802
                                                         812
     (a)(1)(B)                                           813
     (a)(2)                                        Not Applicable
     (b)                                                 808
317  (a)(1)                                              803
     (a)(2)                                              804
     (b)                                                 603
318  (a)                                                 107


           INDENTURE, dated as of _________________, between MISSISSIPPI POWER & LIGHT COMPANY, a corporation duly organized and existing under the laws of the State of Mississippi (herein called the "Company"), having its principal office at P.O. Box 1640, Jackson, Mississippi 39215-1640, and _______________________, a corporation of the State of _____________, having its principal corporate trust office at ____________________________________, as
Trustee (herein called the "Trustee").

                   RECITAL OF THE COMPANY

           The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), in an unlimited aggregate principal amount to be issued in one or more series as contemplated herein; and all acts necessary to make this Indenture a valid agreement of the Company have been performed.

           For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Article One of this Indenture.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

           For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                        ARTICLE ONE

  Definitions and Other Provisions of General Application

SECTION 101.  Definitions.

           For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (b) all terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation or, at the election of the Company from time to time, at the date of the execution and delivery of this Indenture; provided, however, that in determining generally accepted accounting principles applicable to the Company, the Company shall, to the extent required, conform to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company; and

         (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

        Certain terms, used principally in Article Nine, are defined in that Article.

         "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 104.

         "Additional Interest" has the meaning specified  in
Section 312.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition,
"control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person (other than the Company or an Affiliate of the Company) authorized by the Trustee pursuant to Section 915 to act on behalf of the Trustee to authenticate one or more series of Securities.

         "Authorized Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, or any other officer or agent of the Company duly authorized by the Board of Directors to act in respect of matters relating to this Indenture.

         "Board of Directors" means either the board of directors of the Company or any committee thereof duly authorized to act in respect of matters relating to this Indenture.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

        "Business Day", when used with respect to a Place of Payment or any other particular location specified in the Securities or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by Section 301.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the date of execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time.

        "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

        "Company Request" or "Company Order" means a written request or order signed in the name of the Company by an Authorized Officer and delivered to the Trustee.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution and delivery of this Indenture is located at _________________________________.

         "corporation" means a corporation, association, company, joint stock company or business trust.

         "Defaulted  Interest" has the meaning specified  in
Section 307.

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

         "Event  of  Default" has the meaning  specified  in
Section 801.

        "Governmental Authority" means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any of the foregoing, or any department, agency, authority or other instrumentality of any of the foregoing.

        "Government Obligations" means:

                     (a)    direct   obligations   of,   or
        obligations the principal of and interest on  which
        are   unconditionally  guaranteed  by,  the  United
        States and entitled to the benefit of the full faith and credit thereof; and

                  (b)  certificates, depositary receipts or
        other instruments which evidence a direct ownership
        interest  in  obligations described in  clause  (a)
        above  or  in  any specific interest  or  principal
        payments due in respect thereof; provided, however,
        that  the custodian of such obligations or specific
        interest or principal payments shall be a  bank  or
        trust company (which may include the Trustee or any
        Paying   Agent)   subject  to  Federal   or   state
        supervision or examination with a combined  capital
        and  surplus of at least $50,000,000; and provided,
        further,  that except as may be otherwise  required
        by law, such custodian shall be obligated to pay to
        the   holders  of  such  certificates,   depositary
        receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

        "Guarantee" means the guarantee agreement delivered from the Company to a Trust, for the benefit of the holders of Preferred Securities issued by such Trust.

        "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture"  means this instrument  as  originally
   executed and delivered and as it may from time  to  time
   be  supplemented  or amended by one or  more  indentures
   supplemental  hereto  entered  into  pursuant   to   the
   applicable provisions hereof and shall include the terms of a particular series of Securities established as contemplated by Section 301.

         "Interest Payment Date", when used with respect to
   any   Security,   means  the  Stated  Maturity   of   an
   installment of interest on such Security.

        "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in such Security or in this Indenture, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.

         "Officer's Certificate" means a certificate signed by an Authorized Officer and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, or other counsel acceptable to the Trustee.

          "Outstanding",   when  used   with   respect   to
   Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                   (a)  Securities theretofore canceled  by
        the   Trustee  or  delivered  to  the  Trustee  for
        cancellation;

                   (b)  Securities deemed to have been paid
        in accordance with Section 701; and

                   (c)   Securities which  have  been  paid
        pursuant  to Section 306 or in exchange for  or  in
        lieu   of   which   other  Securities   have   been
        authenticated  and  delivered  pursuant   to   this
        Indenture,  other  than  any  such  Securities   in
        respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser or purchasers in whose hands such Securities are valid obligations of the Company;

   provided,  however, that in determining whether  or  not
   the  Holders  of the requisite principal amount  of  the
   Securities  Outstanding  under this  Indenture,  or  the
   Outstanding  Securities of any series,  have  given  any
   request,   demand,  authorization,  direction,   notice,
   consent  or waiver hereunder or whether or not a  quorum
   is  present  at  a  meeting of  Holders  of  Securities,
   Securities  owned  by the Company or any  other  obligor
   upon  the Securities or any Affiliate of the Company  or
   of   such  other  obligor  (unless  the  Company,   such
   Affiliate   or   such   obligor  owns   all   Securities
   Outstanding  under  this Indenture, or  all  Outstanding
   Securities  of  each such series, as the  case  may  be,
   determined  without regard to this provision)  shall  be
   disregarded  and  deemed not to be  Outstanding,  except
   that,  in determining whether the Trustee shall  be  pro
   tected in relying upon any such request, demand, authori
   zation, direction, notice, consent or waiver or upon any
   such  determination as to the presence of a quorum, only
   Securities which the Trustee knows to be so owned  shall
   be so disregarded; provided, however, that Securities so
   owned  which have been pledged in good faith may  be  re
   garded as Outstanding if the pledgee establishes to  the
   satisfaction of the Trustee the pledgee's  right  so  to
   act with respect to such Securities and that the pledgee
   is  not the Company or any other obligor upon the Securi
   ties  or  any Affiliate of the Company or of such  other
   obligor; and provided, further, that, in the case of any
   Security the principal of which is payable from time  to
   time  without  presentment or surrender,  the  principal
   amount  of  such  Security that shall be  deemed  to  be
   Outstanding  at  any  time  for  all  purposes  of  this
   Indenture shall be the original principal amount thereof
   less   the   aggregate  amount  of   principal   thereof
   theretofore paid.

         "Paying Agent" means any Person, including the Company, authorized by the Company to pay the principal of, and premium, if any, or interest, if any, on any Securities on behalf of the Company.

          "Person"   means  any  individual,   corporation,
   partnership, joint venture, trust or unincorporated organization or any Governmental Authority.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places, specified as contemplated by Section 301, at which, subject to Section 602, principal of and premium, if any, and interest, if any, on the Securities of such series are payable.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed (to the extent lawful) to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Preferred Securities" means any preferred trust interests issued by a Trust or similar securities issued by permitted successors to such Trust in accordance with the Trust Agreement pertaining to such Trust.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Responsible Officer", when used with  respect  to
   the  Trustee, means any officer of the Trustee  assigned
   by   the  Trustee  to  administer  its  corporate  trust
   matters.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness" means all obligations (other
   than   non-recourse  obligations  and  the  indebtedness
   issued  under  this  Indenture)  of,  or  guaranteed  or
   assumed  by,  the Company for borrowed money,  including
   both  senior and subordinated indebtedness for  borrowed
   money (other than the Securities), or for the payment of
   money relating to any lease which is capitalized on  the
   consolidated  balance  sheet  of  the  Company  and  its
   subsidiaries  in  accordance  with  generally   accepted
   accounting principles as in effect from time to time, or
   evidenced  by bonds, debentures, notes or other  similar
   instruments,  and  in  each case, amendments,  renewals,
   extensions,  modifications and refundings  of  any  such
   indebtedness or obligations, whether existing as of  the
   date  of this Indenture or subsequently incurred by  the
   Company   unless,   in  the  case  of   any   particular
   indebtedness,  renewal,  extension  or  refunding,   the
   instrument  creating  or  evidencing  the  same  or  the
   assumption  or guarantee of the same expressly  provides
   that  such indebtedness, renewal, extension or refunding
   is  not superior in right of payment to or is pari passu
   with   the   Securities;  provided  that  the  Company's
   obligations under the Guaranty shall not be deemed to be Senior Indebtedness.

         "Special Record Date" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect  to  any
   obligation  or any installment of principal  thereof  or
   interest  thereon, means the date on which the principal
   of  such obligation or such installment of principal  or
   interest is stated to be due and payable (without regard
   to    any   provisions   for   redemption,   prepayment,
   acceleration, purchase or extension).

          "Trust"  means  ________________  Capital  I,   a
   statutory  business trust formed under the laws  of  the
   State   of  Delaware,  or  any  other  Trust  designated
   pursuant   to  Section  301  hereof  or  any   permitted
   successor under the Trust Agreement pertaining to such Trust.

         "Trust  Agreement" means the Amended and  Restated
   Trust   Agreement,   dated  as  of   __________________,
   relating to ____________________ Capital I or an Amended
   and   Restated  Trust  Agreement  relating  to  a  Trust
   designated pursuant to Section 301 hereof, in each case, among the Company, as Depositor, and the trustees named therein as they may be amended from time to time.

         "Trust Indenture Act" means, as of any time, the Trust Indenture Act of 1939, or any successor statute, as in effect at such time.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter
   "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

        "United States" means the United States of America, its Territories, its possessions and other areas subject to its political jurisdiction.

   SECTION 102.  Compliance Certificates and Opinions.

             Except as otherwise expressly provided in this
   Indenture,  upon  any  application  or  request  by  the
   Company  to  the  Trustee to take any action  under  any
   provision  of  this  Indenture, the  Company  shall,  if
   requested  by  the Trustee, furnish to  the  Trustee  an
   Officer's   Certificate  stating  that  all   conditions
   precedent, if any, provided for in this Indenture relating to the proposed action (including any covenants compliance with which constitutes a condition precedent) have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

              Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a)  a statement that each Person signing
        such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                   (b)   a brief statement as to the nature
        and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                   (c)  a statement that, in the opinion of
        each   such  Person,  such  Person  has  made  such
        examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                   (d)   a statement as to whether, in  the
        opinion of each such Person, such condition or covenant has been complied with.

   SECTION 103.  Form of Documents Delivered to Trustee.

             In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

              Any  certificate or opinion of an officer  of
   the Company may be based, insofar as it relates to legal
   matters,   upon   a  certificate  or  opinion   of,   or
   representations by, counsel, unless such officer  knows,
   or  in the exercise of reasonable care should know, that
   the  certificate  or  opinion  or  representations  with
   respect   to  the  matters  upon  which  such  Officer's
   Certificate  or  opinion are based are  erroneous.   Any
   such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

              Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

              Whenever,  subsequent to the receipt  by  the
   Trustee  of any Board Resolution, Officer's Certificate,
   Opinion  of  Counsel or other document or instrument,  a
   clerical,   typographical  or   other   inadvertent   or
   unintentional  error  or omission  shall  be  discovered
   therein, a new document or instrument may be substituted
   therefor  in  corrected form with  the  same  force  and
   effect as if originally filed in the corrected form and,
   irrespective  of  the  date  or  dates  of  the   actual
   execution   and/or  delivery  thereof,  such  substitute
   document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith.
   Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other
   Outstanding Securities, except as aforesaid.

   SECTION 104.  Acts of Holders.

                     (a)          Any   request,    demand,
        authorization,    direction,    notice,    consent,
        election, waiver or other action  provided by  this
        Indenture to be made, given or taken by Holders may
        be  embodied  in  and  evidenced  by  one  or  more
        instruments  of substantially similar tenor  signed
        by  such  Holders  in person or by  an  agent  duly
        appointed  in  writing  or, alternatively,  may  be
        embodied in and evidenced by the record of  Holders
        voting  in  favor thereof, either in person  or  by
        proxies  duly appointed in writing, at any  meeting
        of  Holders duly called and held in accordance with
        the   provisions   of  Article   Thirteen,   or   a
        combination  of  such  instruments  and  any   such
        record.    Except  as  herein  otherwise  expressly
        provided,  such action shall become effective  when
        such  instrument or instruments or record  or  both
        are  delivered  to  the Trustee and,  where  it  is
        hereby  expressly required, to the  Company.   Such
        instrument or instruments and any such record  (and
        the  action embodied therein and evidenced thereby)
        are  herein sometimes referred to as the  "Act"  of
        the  Holders signing such instrument or instruments
        and  so  voting  at  any such  meeting.   Proof  of
        execution  of any such instrument or of  a  writing
        appointing any such agent, or of the holding by any
        Person  of a Security, shall be sufficient for  any
        purpose  of this Indenture and (subject to  Section
        901)  conclusive  in favor of the Trustee  and  the
        Company,  if  made in the manner provided  in  this
        Section.   The  record of any  meeting  of  Holders
        shall  be proved in the manner provided in  Section
        1306.

                   (b)   The fact and date of the execution
        by any Person of any such instrument or writing may
        be  proved  by the affidavit of a witness  of  such
        execution or by a certificate of a notary public or
        other   officer   authorized   by   law   to   take
        acknowledgments  of  deeds,  certifying  that   the
        individual  signing  such  instrument  or   writing
        acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

                   (c)   The  principal amount  and  serial
        numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

                   (d)  Any request, demand, authorization,
        direction, notice, consent, election, waiver or other Act of a Holder shall bind every future
        Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                    (e)    Until   such  time  as   written
        instruments  shall  have  been  delivered  to   the
        Trustee with respect to the requisite percentage of
        principal  amount  of  Securities  for  the  action
        contemplated   by   such  instruments,   any   such
        instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

                     (f)     Securities   of   any   series
        authenticated  and  delivered  after  any  Act   of
        Holders  may, and shall if required by the Trustee,
        bear a notation in form approved by the Trustee  as
        to any action taken by such Act of Holders.  If the
        Company shall so determine, new Securities  of  any
        series so modified as to conform, in the opinion of
        the Trustee and the Company, to such action may  be
        prepared   and   executed  by   the   Company   and
        authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                   (g)   If the Company shall solicit  from
        Holders   any   request,   demand,   authorization,
        direction,  notice, consent, waiver or  other  Act,
        the  Company may, at its option, fix in  advance  a
        record   date  for  the  determination  of  Holders
        entitled    to    give   such   request,    demand,
        authorization,  direction, notice, consent,  waiver
        or  other  Act,  but  the  Company  shall  have  no
        obligation  to  do so.  If such a  record  date  is
        fixed,   such   request,   demand,   authorization,
        direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of the Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of the record date.

   SECTION 105.  Notices, etc. to Trustee and Company.

             Any request, demand, authorization, direction,
   notice,  consent, election, waiver or Act of Holders  or
   other  document provided or permitted by this  Indenture
   to  be  made upon, given or furnished to, or filed with,
   the  Trustee  by  any Holder or by the Company,  or  the
   Company  by  the  Trustee or by  any  Holder,  shall  be
   sufficient for every purpose hereunder (unless otherwise
   herein  expressly provided) if in writing and  delivered
   personally  to an officer or other responsible  employee
   of   the   addressee,   or  transmitted   by   facsimile
   transmission, telex or other direct written electronic means to such telephone number or other electronic communications address as the parties hereto shall from time to time designate, or transmitted by certified or registered mail, charges prepaid, to the applicable address set opposite such party's name below or to such other address as either party hereto may from time to time designate:

             If to the Trustee, to:





             Attention:
             Telephone:
             Telecopy:

             If to the Company, to:

             Mississippi Power & Light Company
             P.O. Box 1640
             Jackson, Mississippi  39215-1640

             Attention:
             Telephone:
             Telecopy:


             Any communication contemplated herein shall be
   deemed to have been made, given, furnished and filed  if
   personally  delivered,  on  the  date  of  delivery,  if
   transmitted  by facsimile transmission, telex  or  other
   direct   written  electronic  means,  on  the  date   of
   transmission, and if transmitted by registered mail, on the date of receipt.

   SECTION 106.  Notice to Holders of Securities; Waiver.

             Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, if any, and not earlier than the earliest date, if any, prescribed for the giving of such notice.

             In case by reason of the suspension of regular
   mail service or by reason of any other cause it shall be
   impracticable  to give such notice to Holders  by  mail,
   then  such  notification  as  shall  be  made  with  the
   approval of the Trustee shall constitute a sufficient no
   tification  for every purpose hereunder.   In  any  case
   where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other
   Holders.

              Any notice required by this Indenture may  be
   waived in writing by the Person entitled to receive such
   notice, either before or after the event otherwise to be
   specified  therein,  and  such  waiver  shall   be   the
   equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

   SECTION 107.  Conflict with Trust Indenture Act.

              If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by, or is otherwise governed by, any of the provisions of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

   SECTION 108.  Effect of Headings and Table of Contents.

              The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

   SECTION 109.  Successors and Assigns.

             All covenants and agreements in this Indenture by the Company and Trustee shall bind their respective successors and assigns, whether so expressed or not.

   SECTION 110.  Separability Clause.

             In case any provision in this Indenture or the
   Securities  shall be invalid, illegal or  unenforceable,
   the   validity,  legality  and  enforceability  of   the
   remaining provisions shall not in any way be affected or impaired thereby.

   SECTION 111.  Benefits of Indenture.

              Nothing  in this Indenture or the Securities,
   express or implied, shall give to any Person, other than
   the  parties  hereto,  their successors  hereunder,  the
   Holders  and, so long as the notice described in Section
   1513  hereof has not been given, the holders  of  Senior
   Indebtedness,  any  benefit or any  legal  or  equitable
   right,  remedy or claim under this Indenture;  provided,
   however,  that  for so long as any Preferred  Securities
   remain   outstanding,  the  holders  of  such  Preferred
   Securities, subject to certain limitations set forth in this Indenture, may enforce the Company's obligations hereunder directly against the Company as third party beneficiaries of this Indenture without first proceeding against the Trust issuing such Preferred Securities.

   SECTION 112.  Governing Law.

              This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of ________________, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

   SECTION 113.  Legal Holidays.

              In  any case where any Interest Payment Date,
   Redemption Date or Stated Maturity of any Security shall
   not  be  a  Business Day at any Place of  Payment,  then
   (notwithstanding any other provision of  this  Indenture
   or   of  the  Securities  other  than  a  provision   in
   Securities   of   any  series,  or  in   the   indenture
   supplemental  hereto,  Board  Resolution  or   Officer's
   Certificate   which  establishes  the   terms   of   the
   Securities  of  such  series, which specifically  states
   that such provision shall apply in lieu of this Section)
   payment  of interest or principal and premium,  if  any,
   need  not be made at such Place of Payment on such date,
   but  may be made on the next succeeding Business Day  at
   such Place of Payment, except that if such Business  Day
   is  in  the next succeeding calendar year, such  payment
   shall be made on the immediately preceding Business Day,
   in  each case with the same force and effect, and in the
   same amount,  as if made on the Interest Payment Date or
   Redemption Date, or at the Stated Maturity, as the  case
   may  be,  and, if such payment is made or duly  provided
   for  on  such Business Day, no interest shall accrue  on
   the amount so payable for the period from and after such
   Interest   Payment  Date,  Redemption  Date  or   Stated
   Maturity, as the case may be, to such Business Day.


                         ARTICLE TWO

                        Security Forms

   SECTION 201.  Forms Generally.

             The definitive Securities of each series shall
   be   in   substantially  the  form  or   forms   thereof
   established   in   the  indenture  supplemental   hereto
   establishing  such  series  or  in  a  Board  Resolution
   establishing such series, or in an Officer's Certificate
   pursuant   to  such  supplemental  indenture  or   Board
   Resolution,   in   each  case  with   such   appropriate
   insertions,   omissions,   substitutions    and    other
   variations  as  are  required  or  permitted   by   this
   Indenture, and may have such letters, numbers  or  other
   marks of identification and such legends or endorsements
   placed  thereon  as may be required to comply  with  the
   rules of any securities exchange or as may, consistently
   herewith,  be determined by the officers executing  such
   Securities,  as  evidenced by  their  execution  of  the
   Securities.  If the form or forms of Securities  of  any
   series  are established in a Board Resolution or  in  an
   Officer's  Certificate pursuant to a  Board  Resolution,
   such Board Resolution and Officer's Certificate, if any,
   shall  be  delivered to the Trustee at or prior  to  the
   delivery  of the Company Order contemplated  by  Section
   303   for  the  authentication  and  delivery  of   such
   Securities.

              Unless otherwise specified as contemplated by
   Section  301,  the Securities of each  series  shall  be
   issuable  in  registered  form  without  coupons.    The
   definitive Securities shall be produced in such manner as shall be determined by the officers executing such Securities, as evidenced by their execution thereof.

   SECTION   202.    Form  of  Trustee's   Certificate   of
   Authentication.

              The Trustee's certificate of authentication shall be in substantially the form set forth below:

                                  This   is  one   of   the
              Securities  of the series designated  therein
              referred    to    in   the   within-mentioned
              Indenture.



_________________________________

as Trustee



By:
                                 __________________________
                                 ___

Authorized Signatory


                        ARTICLE THREE

                        The Securities


   SECTION 301.  Amount Unlimited; Issuable in Series.

              The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited; provided, however, that all Securities shall be issued to a Trust in exchange for securities of the Company or to evidence loans by a Trust of the proceeds of the issuance of Preferred
   Securities of such Trust plus the amount deposited by the Company with such Trust from time to time.

              The  Securities may be issued in one or  more
   series.   Prior  to the authentication and  delivery  of
   Securities of any series there shall be established by specification in a supplemental indenture or in a Board
   Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or a Board Resolution:

                   (a)  the title of the Securities of such
        series (which shall distinguish the Securities of such series from Securities of all other series);

                    (b)    any  limit  upon  the  aggregate
        principal  amount of the Securities of such  series
        which may be authenticated and delivered under this
        Indenture (except for Securities authenticated  and
        delivered upon registration of transfer of,  or  in
        exchange  for,  or in lieu of, other Securities  of
        such series pursuant to Section 304, 305, 306,  406
        or 1206 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                   (c)   the  Person  or  Persons  (without
        specific   identification)  to  whom  interest   on
        Securities of such series shall be payable  on  any
        Interest Payment Date, if other than the Persons in
        whose  names  such  Securities  (or  one  or   more
        Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest;

                   (d)   the  date or dates  on  which  the
        principal  of  the  Securities of  such  series  is
        payable  or any formulary or other method or  other
        means  by  which  such  date  or  dates  shall   be
        determined,  by  reference  or  otherwise  (without
        regard    to   any   provisions   for   redemption,
        prepayment, acceleration, purchase or extension);

                   (e)   the  rate or rates  at  which  the
        Securities  of such series shall bear interest,  if
        any  (including the rate or rates at which  overdue
        principal  shall bear interest, if  different  from
        the  rate  or rates at which such Securities  shall
        bear   interest   prior  to   Maturity,   and,   if
        applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or any formulary or other method or other means by which such rate or rates shall be determined, by reference or otherwise; the date or dates from which such interest shall accrue; the Interest
        Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on such Securities on any Interest Payment Date; the right of the Company, if any, to extend the interest payment periods and the duration of any such extension as contemplated by
        Section  311;  and  the  basis  of  computation  of
        interest, if other than as provided in Section 310;

                   (f)   the  place or places at  which  or
        methods  by which (1) the principal of and premium,
        if any, and interest, if any, on Securities of such
        series  shall  be  payable,  (2)  registration   of
        transfer of Securities of such series may be effected, (3) exchanges of Securities of such series may be effected and (4) notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served;
        the Security Registrar for such series; and if such is the case, that the principal of such Securities shall be payable without presentment or surrender thereof;

                   (g)  the period or periods within which,
        or  the date or dates on which, the price or prices
        at  which  and the terms and conditions upon  which
        the  Securities of such series may be redeemed,  in
        whole or in part, at the option of the Company  and
        any restrictions on such redemptions, including but
        not   limited  to  a  restriction  on   a   partial
        redemption by the Company of the Securities of any series, resulting in delisting of such Securities from any national exchange;

                   (h)   the obligation or obligations,  if
        any,  of  the  Company to redeem  or  purchase  the
        Securities  of such series pursuant to any  sinking
        fund or other mandatory redemption provisions or at
        the  option of a Holder thereof and the  period  or
        periods within which or the date or dates on which,
        the  price  or  prices at which and the  terms  and
        conditions  upon  which such  Securities  shall  be
        redeemed  or  purchased,  in  whole  or  in   part,
        pursuant   to   such  obligation,  and   applicable
        exceptions to the requirements of Section 404 in the case of mandatory redemption or redemption at the option of the Holder;

                    (i)    the   denominations   in   which
        Securities of such series shall be issuable if other than denominations of $25 and any integral multiple thereof;

                    (j)    the   currency  or   currencies,
        including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series shall be payable (if other than in Dollars);

                   (k)  if the principal of or premium,  if
        any, or interest, if any, on the Securities of such series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which and the terms and conditions upon which, such election may be made;

                   (l)  if the principal of or premium,  if
        any, or interest, if any, on the Securities of such series are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

                   (m)  if the amount payable in respect of
        principal of or premium, if any, or interest, if any, on the Securities of such series may be determined with reference to an index or other fact or event ascertainable outside this Indenture, the manner in which such amounts shall be determined
        (to  the extent not established pursuant to  clause
        (e) of this paragraph);

                   (n)   if other than the principal amount
        thereof, the portion of the principal amount of Securities of such series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 802;

                   (o)   any Events of Default, in addition
        to those specified in Section 801, with respect to the Securities of such series, and any covenants of the Company for the benefit of the Holders of the Securities of such series, in addition to those set forth in Article Six;

                  (p)  the terms, if any, pursuant to which
        the Securities of such series may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person;

                   (q)  the obligations or instruments,  if
        any,  which  shall be considered to  be  Government
        Obligations  in respect of the Securities  of  such
        series denominated in a currency other than Dollars
        or  in a composite currency, and any additional  or
        alternative provisions for the reinstatement of the
        Company's   indebtedness   in   respect   of   such
        Securities after the satisfaction and discharge thereof as provided in Section 701;

                  (r)  if the Securities of such series are
        to be issued in global form, (i) any limitations on the rights of the Holder or Holders of such Securities to transfer or exchange the same or to obtain the registration of transfer thereof, (ii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of temporary form and (iii) any and all other matters incidental to such Securities;

                  (s)  if the Securities of such series are
        to  be  issuable as bearer securities, any and  all
        matters   incidental   thereto   which   are    not
        specifically addressed in a supplemental indenture as contemplated by clause (g) of Section 1201;

                    (t)   to  the  extent  not  established
        pursuant to clause (r) of this paragraph, any limitations on the rights of the Holders of the Securities of such Series to transfer or exchange such Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Securities of such series the amount or terms thereof;

                   (u)   any exceptions to Section 113,  or
        variation in the definition of Business Day, with respect to the Securities of such series;

                   (v)   the  designation of the  Trust  to
        which  Securities of such series are to be  issued;
        and

                  (w)  any other terms of the Securities of
        such series not inconsistent with the provisions of this Indenture.

              All  Securities  of any one series  shall  be
   substantially  identical, except as to principal  amount
   and  date of issue and except as may be set forth in the
   terms  of  such  series  as  contemplated  above.    The
   Securities of each series shall be subordinated in right of payment to Senior Indebtedness as provided in Article
   Fifteen.

   SECTION 302.  Denominations.

              Unless otherwise provided as contemplated  by
   Section 301 with respect to any series of Securities, the Securities of each series shall be issuable in denominations of $25 and any integral multiple thereof.

   SECTION  303.   Execution, Authentication, Delivery  and
   Dating.

              Unless otherwise provided as contemplated  by
   Section  301  with respect to any series of  Securities,
   the  Securities  shall  be executed  on  behalf  of  the
   Company  by  an  Authorized Officer  and  may  have  the
   corporate  seal  of  the  Company  affixed  thereto   or
   reproduced  thereon  attested by  any  other  Authorized
   Officer  or  by  the  Secretary  of  the  Company.   The
   signature of any or all of these officers on the Secu rities may be manual or facsimile.

              Securities bearing the manual or facsimile signatures of individuals who were at the time of execution Authorized Officers or the Secretary of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

              The  Trustee shall authenticate  and  deliver
   Securities of a series, for original issue, at one time or from time to time in accordance with the Company
   Order referred to below, upon receipt by the Trustee of:

                    (a)    the  instrument  or  instruments
        establishing the form or forms and terms of such series, as provided in Sections 201 and 301;

                   (b)   a  Company  Order  requesting  the
        authentication and delivery of such Securities and, to the extent that the terms of such Securities shall not have been established in an indenture supplemental hereto or in a Board Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or Board Resolution, all as contemplated by Sections 201 and 301, establishing such terms;

                   (c)   the  Securities  of  such  series,
        executed  on behalf of the Company by an Authorized
        Officer;

                   (d)  an Opinion of Counsel to the effect
        that:

                             (i)  the form or forms of such
             Securities  have been duly authorized  by  the
             Company   and   have   been   established   in
             conformity   with  the  provisions   of   this
             Indenture;

                              (ii)    the  terms  of   such
             Securities  have been duly authorized  by  the
             Company   and   have   been   established   in
             conformity with the provisions of this Inden ture; and

                             (iii)   such Securities,  when
             authenticated and delivered by the Trustee and
             issued  and  delivered by the Company  in  the
             manner and subject to any conditions specified
             in  such  Opinion of Counsel, will  have  been
             duly  issued  under  this Indenture  and  will
             constitute  valid  and  legally  binding  obli
             gations  of  the  Company,  entitled  to   the
             benefits  provided  by  this  Indenture,   and
             enforceable  in accordance with  their  terms,
             subject,  as to enforcement, to laws  relating
             to  or affecting generally the enforcement  of
             creditors'    rights,    including,    without
             limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

              If the form or terms of the Securities of any series have been established by or pursuant to a Board
   Resolution or an Officer's Certificate as permitted by Sections 201 or 301, the Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture will materially or adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

              Unless otherwise specified as contemplated by
   Section  301  with respect to any series of  Securities,
   each   Security  shall  be  dated  the   date   of   its
   authentication.

              Unless otherwise specified as contemplated by
   Section 301 with respect to any series of Securities, no
   Security  shall  be entitled to any benefit  under  this
   Indenture  or  be  valid or obligatory for  any  purpose
   unless  there appears on such Security a certificate  of
   authentication  substantially in the form  provided  for
   herein  executed  by  the Trustee or  an  Authenticating
   Agent by manual signature, and such certificate upon any
   Security  shall  be conclusive evidence,  and  the  only
   evidence, that such Security has been duly authenticated
   and  delivered hereunder and is entitled to the benefits
   of  this  Indenture.  Notwithstanding the foregoing,  if
   any Security shall have been authenticated and delivered
   hereunder  to the Company, or any Person acting  on  its
   behalf, but shall never have been issued and sold by the
   Company, and the Company shall deliver such Security  to
   the  Trustee for cancellation as provided in Section 309
   together with a written statement (which need not comply
   with  Section  102  and need not be  accompanied  by  an
   Officer's Certificate or an Opinion of Counsel)  stating
   that such Security has never been issued and sold by the
   Company,  for  all  purposes  of  this  Indenture   such
   Security   shall   be   deemed  never   to   have   been
   authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

   SECTION 304.  Temporary Securities.

               Pending   the   preparation  of   definitive
   Securities  of any series, the Company may execute,  and
   upon  Company  Order the Trustee shall authenticate  and
   deliver,   temporary  Securities  which   are   printed,
   lithographed,  typewritten,  mimeographed  or  otherwise
   produced,  in any authorized denomination, substantially
   of  the  tenor of the definitive Securities in  lieu  of
   which they are issued, with such appropriate insertions,
   omissions,  substitutions and other  variations  as  the
   officers  executing such Securities  may  determine,  as
   evidenced   by  their  execution  of  such   Securities;
   provided, however, that temporary Securities need not recite specific redemption, sinking fund, conversion or exchange provisions.

              Unless otherwise specified as contemplated by
   Section 301 with respect to the Securities of any series, after the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable, without charge to the Holder thereof, for definitive Securities of such series upon surrender of such temporary Securities at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such Securities. Upon such surrender of temporary Securities for such exchange, the Company shall, except as aforesaid, execute and the Trustee shall authenticate and deliver in exchange therefor definitive Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount.

               Until   exchanged  in  full  as  hereinabove
   provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder.

   SECTION 305.  Registration, Registration of Transfer and
   Exchange.

              The  Company shall cause to be kept  in  each
   office  designated pursuant to Section 602, with respect
   to  the  Securities  of  each series,  a  register  (all
   registers  kept  in accordance with this  Section  being
   collectively referred to as the "Security Register")  in
   which, subject to such reasonable regulations as it  may
   prescribe,   the   Company   shall   provide   for   the
   registration  of  Securities  of  such  series  and  the
   registration  of  transfer thereof.  The  Company  shall
   designate  one Person to maintain the Security  Register
   for  the  Securities of each series  on  a  consolidated
   basis,  and  such  Person is referred  to  herein,  with
   respect  to  such  series, as the "Security  Registrar."
   Anything  herein  to  the contrary notwithstanding,  the
   Company may designate one or more of its offices  as  an
   office   in  which  a  register  with  respect  to   the
   Securities of one or more series shall be maintained, and the Company may designate itself the Security
   Registrar  with respect to one or more of  such  series.
   The Security Register shall be open for inspection by the Trustee and the Company at all reasonable times.

              Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, upon surrender for registration of transfer of any Security of such series at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount.

              Except as otherwise specified as contemplated
   by  Section  301 with respect to the Securities  of  any
   series, any Security of such series may be exchanged  at
   the option of the Holder, for one or more new Securities
   of  the same series, of authorized denominations and  of
   like  tenor and aggregate principal amount, upon  surren
   der of the Securities to be exchanged at any such office
   or  agency.   Whenever any Securities are so surrendered
   for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

             All Securities delivered upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

              Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Security
   Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing.

              Unless otherwise specified as contemplated by
   Section 301 with respect to Securities of any series, no
   service  charge  shall be made for any  registration  of
   transfer or exchange of Securities, but the Company  may
   require payment of a sum sufficient to cover any tax  or
   other  governmental  charge  that  may  be  imposed   in
   connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section
   304, 406 or 1206 not involving any transfer.

              The  Company shall not be required to execute
   or to provide for the registration of transfer of or the
   exchange of (a) Securities of any series during a period
   of  15 days immediately preceding the date notice is  to
   be   given  identifying  the  serial  numbers   of   the
   Securities of such series called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

   SECTION  306.   Mutilated, Destroyed,  Lost  and  Stolen
   Securities.

              If  any mutilated Security is surrendered  to
   the  Trustee, the Company shall execute and the  Trustee
   shall  authenticate and deliver in exchange  therefor  a
   new  Security of the same series, and of like tenor  and
   principal    amount   and   bearing   a    number    not
   contemporaneously outstanding.

             If there shall be delivered to the Company and
   the  Trustee (a) evidence to their satisfaction  of  the
   ownership of and the destruction, loss or theft  of  any
   Security  and (b) such security or indemnity as  may  be
   reasonably required by them to save each of them and any
   agent  of either of them harmless, then, in the  absence
   of  notice  to  the  Company or the  Trustee  that  such
   Security is held by a Person purporting to be the  owner
   of  such  Security, the Company shall  execute  and  the
   Trustee shall authenticate and deliver, in lieu  of  any
   such  destroyed, lost or stolen Security, a new Security
   of  the  same  series, and of like tenor  and  principal
   amount   and  bearing  a  number  not  contemporaneously
   outstanding.

              Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new
   Security, pay such Security.

              Upon  the issuance of any new Security  under
   this  Section, the Company may require the payment of  a
   sum  sufficient  to cover any tax or other  governmental
   charge  that may be imposed in relation thereto and  any
   other  reasonable  expenses  (including  the  fees   and
   expenses of the Trustee) connected therewith.

              Every  new  Security  of  any  series  issued
   pursuant to this Section in lieu of any destroyed,  lost
   or   stolen   Security  shall  constitute  an   original
   additional   contractual  obligation  of  the   Company,
   whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone other than the Holder of such new Security, and any such new
   Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.

              The  provisions of this Section are exclusive
   and  shall  preclude (to the extent  lawful)  all  other
   rights  and remedies with respect to the replacement  or
   payment   of  mutilated,  destroyed,  lost   or   stolen
   Securities.

   SECTION  307.   Payment  of  Interest;  Interest  Rights
   Preserved.

              Unless otherwise specified as contemplated by
   Section 301 with respect to the Securities of any series, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest
   Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular
   Record Date for such interest.

              Subject to Section 311, any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest
   Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

                   (a)   The  Company  may  elect  to  make
        payment of any Defaulted Interest to the Persons in
        whose names the Securities of such series (or their
        respective  Predecessor Securities) are  registered
        at the close of business on a date (herein called a
        "Special  Record  Date") for the  payment  of  such
        Defaulted  Interest, which shall be  fixed  in  the
        following  manner.  The Company  shall  notify  the
        Trustee  in  writing  of the  amount  of  Defaulted
        Interest  proposed to be paid on each  Security  of
        such  series and the date of the proposed  payment,
        and at the same time the Company shall deposit with
        the  Trustee an amount of money equal to the  aggre
        gate  amount proposed to be paid in respect of such
        Defaulted Interest or shall make arrangements satis
        factory to the Trustee for such deposit on or prior
        to  the  date of the proposed payment,  such  money
        when  deposited to be held in trust for the benefit
        of  the Persons entitled to such Defaulted Interest
        as  in this clause provided.  Thereupon the Trustee
        shall fix a Special Record Date for the payment  of
        such  Defaulted Interest which shall  be  not  more
        than 15 days and not less than 10 days prior to the
        date  of the proposed payment and not less than  10
        days after the receipt by the Trustee of the notice
        of   the  proposed  payment.   The  Trustee   shall
        promptly notify the Company of such Special  Record
        Date  and,  in the name and at the expense  of  the
        Company,  shall  promptly  cause  notice   of   the
        proposed payment of such Defaulted Interest and the
        Special  Record Date therefor to be mailed,  first-
        class postage prepaid, to each Holder of Securities
        of  such series at the address of such Holder as it
        appears in the Security Register, not less than  10
        days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date.

                   (b)  The Company may make payment of any
        Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

              Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

   SECTION 308.  Persons Deemed Owners.

              Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

   SECTION 309.  Cancellation by Security Registrar.

              All  Securities surrendered for  payment,  re
   demption, registration of transfer or exchange shall, if
   surrendered  to  any  Person  other  than  the  Security
   Registrar,  be delivered to the Security Registrar  and,
   if  not theretofore canceled, shall be promptly canceled
   by  the Security Registrar.  The Company may at any time
   deliver  to the Security Registrar for cancellation  any
   Securities   previously  authenticated   and   delivered
   hereunder  which  the Company may have acquired  in  any
   manner  whatsoever or which the Company shall  not  have
   issued  and sold, and all Securities so delivered  shall
   be  promptly  canceled  by the Security  Registrar.   No
   Securities  shall  be authenticated in  lieu  of  or  in
   exchange for any Securities canceled as provided in this
   Section,   except   as  expressly  permitted   by   this
   Indenture.  All canceled Securities held by the Security
   Registrar  shall  be disposed of in  accordance  with  a
   Company  Order  delivered to the Security Registrar  and
   the  Trustee, and the Security Registrar shall  promptly
   deliver a certificate of disposition to the Trustee  and
   the  Company  unless,  by  a  Company  Order,  similarly
   delivered,  the  Company  shall  direct  that   canceled
   Securities be returned to it. The Security Registrar shall promptly deliver evidence of any cancellation of a Security in accordance with this Section 309 to the Trustee and the Company.

   SECTION 310.  Computation of Interest.

              Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period shorter than a full month, on the basis of the actual number of days elapsed in such period.

   SECTION 311.  Extension of Interest Payment.

         The Company shall have the right at any time, so long as the Company is not in default in the payment of interest on the Securities of any series hereunder, to extend interest payment periods on all Securities of one or more series, if so specified as contemplated by
   Section 301 with respect to such Securities and upon such terms as may be specified as contemplated by
   Section 301 with respect to such Securities.

   SECTION 312.  Additional Interest.

              So  long  as any Preferred Securities  remain
   outstanding,  if the Trust which issued  such  Preferred
   Securities shall be required to pay, with respect to its
   income  derived  from  the  interest  payments  on   the
   Securities of any series, any amounts for or on  account
   of   any  taxes,  duties,  assessments  or  governmental
   charges of whatever nature imposed by the United States, or any other taxing authority, then, in any such case, the Company will pay as interest on such series such additional interest ("Additional Interest") as may be necessary in order that the net amounts received and retained by such Trust after the payment of such taxes, duties, assessments or governmental charges shall result in such Trust's having such funds as it would have had in the absence of the payment of such taxes, duties, assessments or governmental charges.


                         ARTICLE FOUR

                   Redemption of Securities

   SECTION 401.  Applicability of Article.

              Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of such series) in accordance with this Article.

   SECTION 402.  Election to Redeem; Notice to Trustee.

              The  election  of the Company to  redeem  any
   Securities  shall be evidenced by a Board Resolution  or
   an  Officer's Certificate.  The Company shall, at  least
   45  days  prior  to  the Redemption Date  fixed  by  the
   Company  (unless a shorter notice shall be  satisfactory
   to  the Trustee), notify the Trustee in writing of  such
   Redemption  Date  and of the principal  amount  of  such
   Securities  to  be  redeemed.   In  the  case   of   any
   redemption of Securities (a) prior to the expiration  of
   any restriction on such redemption provided in the terms
   of such Securities or elsewhere in this Indenture or (b)
   pursuant to an election of the Company which is  subject
   to   a   condition  specified  in  the  terms  of   such
   Securities, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

   SECTION 403.  Selection of Securities to Be Redeemed.

              If less than all the Securities of any series
   are  to  be  redeemed, the particular Securities  to  be
   redeemed  shall  be  selected by the Security  Registrar
   from  the  Outstanding Securities  of  such  series  not
   previously  called  for redemption, by  such  method  as
   shall be provided for any particular series, or, in  the
   absence  of  any such provision, by such method  as  the
   Security  Registrar shall deem fair and appropriate  and
   which  may  provide for the selection for redemption  of
   portions  (equal to the minimum authorized  denomination
   for  Securities of such series or any integral  multiple
   thereof) of the principal amount of Securities  of  such
   series   of  a  denomination  larger  than  the  minimum
   authorized  denomination for Securities of such  series;
   provided, however, that if, as indicated in an Officer's
   Certificate, the Company shall have offered to purchase all or any principal amount of the Securities then
   Outstanding of any series, and less than all of such Securities as to which such offer was made shall have been tendered to the Company for such purchase, the Security Registrar, if so directed by Company Order, shall select for redemption all or any principal amount of such Securities which have not been so tendered.

              The  Security Registrar shall promptly notify
   the Company and the Trustee in writing of the Securities
   selected  for  redemption  and,  in  the  case  of   any
   Securities  selected  to  be  redeemed  in   part,   the
   principal amount thereof to be redeemed.

             For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

   SECTION 404.  Notice of Redemption.

              Notice of redemption shall be given in the manner provided in Section 106 to the Holders of the Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

             All notices of redemption shall state:

                  (a)  the Redemption Date,

             (b)  the Redemption Price,

                   (c)  if less than all the Securities  of
        any series are to be redeemed, the identification of the particular Securities to be redeemed and the portion of the principal amount of any Security to be redeemed in part,

                   (d)   that  on the Redemption  Date  the
        Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                   (e)   the  place  or places  where  such
        Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by Section 301 with respect to such Securities that such surrender shall not be required,

                  (f)  that the redemption is for a sinking
        or other fund, if such is the case, and

                   (g)   such other matters as the  Company
        shall deem desirable or appropriate.

             Unless otherwise specified with respect to any
   Securities in accordance with Section 301, with  respect
   to  any  notice  of  redemption  of  Securities  at  the
   election of the Company, unless, upon the giving of such
   notice,  such  Securities shall be deemed to  have  been
   paid  in  accordance with Section 701, such  notice  may
   state that such redemption shall be conditional upon the
   receipt   by  the  Paying  Agent  or  Agents  for   such
   Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent or Agents for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities which had been surrendered for payment upon such redemption.

              Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Security Registrar in the name and at the expense of the Company. Notice of mandatory redemption of Securities shall be given by the Security
   Registrar in the name and at the expense of the Company.

   SECTION 405.  Securities Payable on Redemption Date.

              Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption
   Price and accrued interest, if any) such Securities or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 301 with respect to such Security; and provided, further, that except as otherwise specified as contemplated by Section 301 with respect to such Security, any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor
   Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of
   Section 307.

   SECTION 406.  Securities Redeemed in Part.

             Upon the surrender of any Security which is to be redeemed only in part at a Place of Payment therefor
   (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                         ARTICLE FIVE

                        Sinking Funds

   SECTION 501.  Applicability of Article.

              The provisions of this Article shall be applicable to any sinking fund for the retirement of the Securities of any series, except as otherwise specified as contemplated by Section 301 for Securities of such series.

             The minimum amount of any sinking fund payment
   provided for by the terms of Securities of any series is
   herein   referred  to  as  a  "mandatory  sinking   fund
   payment",  and  any payment in excess  of  such  minimum
   amount  provided for by the terms of Securities  of  any
   series  is  herein  referred to as an "optional  sinking
   fund  payment".   If  provided  for  by  the  terms   of
   Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in
   Section 502. Each sinking fund payment shall be applied to the redemption of Securities of the series in respect of which it was made as provided for by the terms of such Securities.

   SECTION 502.  Satisfaction of Sinking Fund Payments with
   Securities.

              The  Company (a) may deliver to  the  Trustee
   Outstanding Securities (other than any previously called
   for  redemption)  of  a series in  respect  of  which  a
   mandatory sinking fund payment is to be made and (b) may
   apply  as a credit Securities of such series which  have
   been  redeemed  either at the election  of  the  Company
   pursuant to the terms of such Securities or through  the
   application of permitted optional sinking fund  payments
   pursuant  to the terms of such Securities or Outstanding
   Securities  purchased by the Company, in  each  case  in
   satisfaction  of  all  or  any part  of  such  mandatory
   sinking  fund payment with respect to the Securities  of
   such series; provided, however, that no Securities shall
   be  applied in satisfaction of a mandatory sinking  fund
   payment if such Securities shall have been previously so
   applied.   Securities so applied shall be  received  and
   credited  for  such  purpose  by  the  Trustee  at   the
   Redemption  Price  specified  in  such  Securities   for
   redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

   SECTION 503.  Redemption of Securities for Sinking Fund.

              Not less than 45 days prior to each sinking fund payment date for the Securities of any series, the Company shall deliver to the Trustee an Officer's
   Certificate specifying:

                   (a)   the  amount of the next succeeding
        mandatory sinking fund payment for such series;

                   (b)  the amount, if any, of the optional
        sinking fund payment to be made together with such mandatory sinking fund payment;

                  (c)  the aggregate sinking fund payment;

                    (d)   the  portion,  if  any,  of  such
        aggregate sinking fund payment which is to be satisfied by the payment of cash;

                    (e)   the  portion,  if  any,  of  such
        aggregate sinking fund payment which is to be satisfied by delivering and crediting Securities of such series pursuant to Section 502 and stating the basis for such credit and that such Securities have not previously been so credited, and the Company shall also deliver to the Trustee any Securities to be so delivered. If the Company shall not deliver such Officer's Certificate, the next succeeding sinking fund payment for such series shall be made entirely in cash in the amount of the mandatory sinking fund payment. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 403 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 404. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 405 and 406.


                         ARTICLE SIX

                          Covenants

   SECTION   601.   Payment  of  Principal,   Premium   and
   Interest.

              The  Company shall pay the principal  of  and
   premium,   if  any,  and  interest,  if  any  (including
   Additional Interest), on the Securities of each series in accordance with the terms of such Securities and this Indenture.

   SECTION 602.  Maintenance of Office or Agency.

              The  Company shall maintain in each Place  of
   Payment  for the Securities of each series an office  or
   agency  where payment of such Securities shall be  made,
   where  the registration of transfer or exchange of  such
   Securities may be effected and where notices and demands
   to or upon the Company in respect of such Securities and
   this  Indenture may be served.  The Company  shall  give
   prompt  written notice to the Trustee of  the  location,
   and  any change in the location, of each such office  or
   agency  and  prompt notice to the Holders  of  any  such
   change  in the manner specified in Section 106.   If  at
   any time the Company shall fail to maintain any such required office or agency in respect of Securities of any series, or shall fail to furnish the Trustee with the address thereof, payment of such Securities shall be made, registration of transfer or exchange thereof may be effected and notices and demands in respect thereof may be served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent for all such purposes in any such event.

              The Company may also from time to time designate one or more other offices or agencies with respect to the Securities of one or more series, for any or all of the foregoing purposes and may from time to time rescind such designations; provided, however, that, unless otherwise specified as contemplated by Section
   301 with respect to the Securities of such series, no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 106, of any such designation or rescission and of any change in the location of any such other office or agency.

                Anything    herein    to    the    contrary
   notwithstanding, any office or agency required by this Section may be maintained at an office of the Company, in which event the Company shall perform all functions to be performed at such office or agency.

   SECTION 603. Money for Securities Payments to Be Held in Trust.

              If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The
   Company shall promptly notify the Trustee of any failure by the Company (or any other obligor on such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities.

              Whenever the Company shall have one  or  more
   Paying  Agents  for  the Securities of  any  series,  it
   shall,  on  or before each due date of the principal  of
   and  premium,  if  any, and interest, if  any,  on  such
   Securities,   deposit  with  such  Paying  Agents   sums
   sufficient (without duplication) to pay the principal and premium or interest so becoming due, such sums to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of any failure by it so to act.

              The Company shall cause each Paying Agent for the Securities of any series, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                   (a)   hold all sums held by it  for  the
        payment of the principal of and premium, if any, or
        interest,  if any, on such Securities in trust  for
        the  benefit of the Persons entitled thereto  until
        such  sums  shall  be  paid  to  such  Persons   or
        otherwise disposed of as herein provided;

                   (b)   give  the  Trustee notice  of  any
        failure by the Company (or any other obligor upon such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities; and

                   (c)   at any time during the continuance
        of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent and furnish to the Trustee such information as it possesses regarding the names and addresses of the Persons entitled to such sums.

             The Company may at any time pay, or by Company
   Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if so stated in a Company
   Order delivered to the Trustee, in accordance with the provisions of Article Seven; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

              Any  money deposited with the Trustee or  any
   Paying Agent, or then held by the Company, in trust  for
   the payment of the principal of and premium, if any,  or
   interest,   if  any,  on  any  Security  and   remaining
   unclaimed  for  two  years  after  such  principal   and
   premium, if any, or interest, if any, has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the Holder of such Security shall, as an unsecured general creditor and not as a Holder of an Outstanding
   Security, look only to the Company for payment of the amount so due and payable and remaining unpaid, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease;
   provided,  however,  that the  Trustee  or  such  Paying
   Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

   SECTION 604.  Corporate Existence.

              Subject to the rights of the Company under Article Eleven, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

   SECTION 605.  Maintenance of Properties.

              The Company shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and shall cause
   (or, with respect to property owned in common with others, make reasonable effort to cause) to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as, in the judgment of the Company, may be necessary so that the business carried on in connection therewith may be properly conducted;
   provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business.

   SECTION  606.   Annual  Officer's  Certificate   as   to
   Compliance.

              Not later than September 15 in each year, commencing September 15, 1996, the Company shall deliver to the Trustee an Officer's Certificate which need not comply with Section 102, executed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, as to such officer's knowledge of the Company's compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice under this Indenture.

   SECTION 607.  Waiver of Certain Covenants.

               The  Company  may  omit  in  any  particular
   instance to comply with any term, provision or condition
   set  forth in (a) Section 602 or any additional covenant
   or  restriction specified with respect to the Securities
   of any series, as contemplated by Section 301, if before
   the  time for such compliance the Holders of at least  a
   majority   in   aggregate  principal   amount   of   the
   Outstanding  Securities of all series  with  respect  to
   which  compliance  with Section 602 or  such  additional
   covenant or restriction is to be omitted, considered  as
   one  class, shall, by Act of such Holders, either  waive
   such  compliance  in  such instance or  generally  waive
   compliance  with such term, provision or  condition  and
   (b)  Section  604, 605 or Article Eleven if  before  the
   time  for  such  compliance the Holders of  at  least  a
   majority  in  principal amount of Securities Outstanding
   under  this  Indenture shall, by Act  of  such  Holders,
   either  waive  such  compliance  in  such  instance   or
   generally waive compliance with such term, provision  or
   condition;  but,  in the case of (a)  or  (b),  no  such
   waiver shall extend to or affect such term, provision or
   condition except to the extent so expressly waived, and,
   until   such   waiver   shall  become   effective,   the
   obligations of the Company and the duties of the Trustee
   in  respect  of  any such term, provision  or  condition
   shall   remain  in  full  force  and  effect;  provided,
   however,  so  long  as a Trust holds Securities  of  any
   series, such Trust may not waive compliance or waive any
   default  in compliance by the Company with any  covenant
   or  other  term  contained  in  this  Indenture  or  the
   Securities  of such series without the approval  of  the
   holders  of at least a majority in aggregate liquidation
   preference   of  the  outstanding  Preferred  Securities
   issued by such Trust affected, obtained as provided in the Trust Agreement pertaining to such Trust.

   SECTION 608.  Restriction on Payment of Dividends.

              So long as any Preferred Securities of any series remain outstanding, the Company shall not declare or pay any dividend on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock, or make any guarantee payments with respect to the foregoing (other than payments under the Guarantee relating to such Preferred Securities) if at such time (a) the Company shall be in default with respect to its payment or other obligations under the Guarantee relating to such Preferred Securities, (b) there shall have occurred and be continuing a payment default (whether before or after expiration of any period of grace) or an Event of Default hereunder or
   (c) the Company shall have elected to extend any interest payment period as provided in Section 311, and any such period, or any extension thereof, shall be continuing.

   SECTION 609.  Maintenance of Trust Existence.

              So long as Preferred Securities of any series
   remain  outstanding,  the  Company  shall  (i)  maintain
   direct  or  indirect ownership of all interests  in  the
   Trust which issued such Preferred Securities, other than
   such Preferred Securities, (ii) not voluntarily (to  the
   extent permitted by law) dissolve, liquidate or wind  up
   such Trust, except in connection with a distribution  of
   the   Securities  to  the  holders  of   the   Preferred
   Securities  in liquidation of such Trust,  (iii)  remain
   the  sole  Depositor  under  the  Trust  Agreement  (the
   "Depositor")  of such Trust and timely  perform  in  all
   material respects all of its duties as Depositor of such
   Trust,  and  (iv) use reasonable efforts to  cause  such
   Trust  to remain a business trust and otherwise continue
   to  be treated as a grantor trust for Federal income tax
   purposes  provided that any permitted successor  to  the
   Company  under  this  Indenture  may  succeed   to   the
   Company's  duties  as  Depositor  of  such  Trust;   and
   provided further that the Company may permit such Trust to consolidate or merge with or into another business trust or other permitted successor under the Trust
   Agreement pertaining to such Trust so long as the Company agrees to comply with this Section 609 with respect to such successor business trust or other permitted successor.

   SECTION 610.  Rights of Holders of Preferred Securities.

              The Company agrees that, for so long as any Preferred Securities remain outstanding, its obligations under this Indenture will also be for the benefit of the holders from time to time of Preferred Securities, and the Company acknowledges and agrees that such holders will be entitled to enforce this Indenture, as third party beneficiaries, directly against the Company to the same extent as if such holders of Preferred Securities held a principal amount of Securities equal to the stated liquidation amount of the Preferred Securities held by such holders.


                        ARTICLE SEVEN

                  Satisfaction and Discharge

   SECTION 701.  Satisfaction and Discharge of Securities.

              Any Security or Securities, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust:

                   (a)   money in an amount which shall  be
        sufficient, or

                   (b)  in the case of a deposit made prior
        to  the  Maturity  of such Securities  or  portions
        thereof,  Government Obligations, which  shall  not
        contain  provisions permitting  the  redemption  or
        other  prepayment  thereof at  the  option  of  the
        issuer  thereof, the principal of and the  interest
        on   which   when  due,  without  any   regard   to
        reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or

                   (c)   a combination of (a) or (b)  which
        shall be sufficient,

   to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on or prior to Maturity;
   provided, however, that in the case of the provision for payment or redemption of less than all the Securities of any series, such Securities or portions thereof shall have been selected by the Security Registrar as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying Agent:

                            (x)  if such deposit shall have
             been made prior to the Maturity of such Securities, a Company Order stating that the money and Government Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 703; and

                             (y)  if Government Obligations
             shall  have  been  deposited,  an  Opinion  of
             Counsel  that  the  obligations  so  deposited
             constitute Government Obligations and  do  not
             contain  provisions permitting the  redemption
             or  other  prepayment at  the  option  of  the
             issuer   thereof,  and  an   opinion   of   an
             independent public accountant of nationally recognized standing, selected by the Company, to the effect that the requirements set forth in clause (b) above have been satisfied; and

                            (z)  if such deposit shall have
             been  made  prior  to  the  Maturity  of  such
             Securities,  an Officer's Certificate  stating
             the Company's intention that, upon delivery of
             such  Officer's Certificate, its  indebtedness
             in  respect  of  such Securities  or  portions
             thereof   will   have   been   satisfied   and
             discharged as contemplated in this Section.

              Upon the deposit of money or Government  Obli
   gations,  or  both,  in accordance  with  this  Section,
   together with the documents required by clauses (x), (y)
   and  (z)  above, the Trustee shall, upon  receipt  of  a
   Company   Request,  acknowledge  in  writing  that   the
   Security or Securities or portions thereof with  respect
   to  which such deposit was made are deemed to have  been
   paid  for  all purposes of this Indenture and  that  the
   entire  indebtedness of the Company in  respect  thereof
   has  been  satisfied and discharged as  contemplated  in
   this  Section.  In the event that all of the  conditions
   set  forth  in the preceding paragraph shall  have  been
   satisfied  in  respect  of any  Securities  or  portions
   thereof  except  that,  for any  reason,  the  Officer's
   Certificate specified in clause (z) shall not have  been
   delivered,  such  Securities or portions  thereof  shall
   nevertheless  be  deemed  to  have  been  paid  for  all
   purposes  of  this Indenture, and the  Holders  of  such
   Securities or portions thereof shall nevertheless be  no
   longer entitled to the benefits of this Indenture or  of
   any  of  the covenants of the Company under Article  Six
   (except the covenants contained in Sections 602 and 603)
   or   any  other  covenants  made  in  respect  of   such
   Securities  or  portions  thereof  as  contemplated   by
   Section 301, but the indebtedness of the Company in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose, and the Holders of such Securities or portions thereof shall continue to be entitled to look to the Company for payment of the indebtedness represented thereby; and, upon Company
   Request, the Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture.

             If payment at Stated Maturity of less than all of the Securities of any series is to be provided for in the manner and with the effect provided in this Section, the Security Registrar shall select such Securities, or portions of principal amount thereof, in the manner specified by Section 403 for selection for redemption of less than all the Securities of a series.

              In the event that Securities which shall be deemed to have been paid for purposes of this Indenture, and, if such is the case, in respect of which the Company's indebtedness shall have been satisfied and discharged, all as provided in this Section do not mature and are not to be redeemed within the 60 day period commencing with the date of the deposit of moneys or Government Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.

              Notwithstanding that any Securities shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections
   304,  305,  306, 404, 503 (as to notice of  redemption),
   602, 603, 907 and 915 and this Article Seven shall survive.

             The Company shall pay, and shall indemnify the
   Trustee  or  any  Paying  Agent  with  which  Government
   Obligations  shall have been deposited  as  provided  in
   this  Section  against, any tax,  fee  or  other  charge
   imposed   on   or   assessed  against  such   Government
   Obligations or the principal or interest received in respect of such Government Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

                Anything    herein    to    the    contrary
   notwithstanding,  (a) if, at any time after  a  Security
   would  be deemed to have been paid for purposes of  this
   Indenture,  and,  if  such is the  case,  the  Company's
   indebtedness in respect thereof would be deemed to  have
   been  satisfied or discharged, pursuant to this  Section
   (without  regard  to the provisions of this  paragraph),
   the  Trustee  or any Paying Agent, as the case  may  be,
   shall  be  required  to return the money  or  Government
   Obligations, or combination thereof, deposited  with  it
   as  aforesaid to the Company or its representative under
   any  applicable Federal or State bankruptcy,  insolvency
   or  other similar law, such Security shall thereupon  be
   deemed  retroactively  not to have  been  paid  and  any
   satisfaction and discharge of the Company's indebtedness
   in  respect thereof shall retroactively be deemed not to
   have been effected, and such Security shall be deemed to
   remain   Outstanding  and  (b)  any   satisfaction   and
   discharge of the Company's indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of Section 603.

   SECTION 702.  Satisfaction and Discharge of Indenture.

              This  Indenture  shall upon  Company  Request
   cease  to  be  of further effect (except as  hereinafter
   expressly provided), and the Trustee, at the expense  of
   the    Company,   shall   execute   proper   instruments
   acknowledging   satisfaction  and  discharge   of   this
   Indenture, when

                   (a)   no  Securities remain  Outstanding
        hereunder; and

                   (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

   provided, however, that if, in accordance with the  last
   paragraph  of  Section  701,  any  Security,  previously
   deemed to have been paid for purposes of this Indenture,
   shall  be deemed retroactively not to have been so paid,
   this  Indenture shall thereupon be deemed  retroactively
   not to have been satisfied and discharged, as aforesaid,
   and  to remain in full force and effect, and the Company
   shall  execute  and  deliver  such  instruments  as  the
   Trustee   shall  reasonably  request  to  evidence   and
   acknowledge the same.

             Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company and the Trustee under Sections 304, 305, 306,
   404, 503 (as to notice of redemption), 602, 603, 907 and
   915 and this Article Seven shall survive.

               Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall assign, transfer and turn over to the Company, subject to the lien provided by Section 907, any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities other than money and Government Obligations held by the Trustee pursuant to Section 703.

   SECTION 703.  Application of Trust Money.

              Neither  the Government Obligations  nor  the
   money  deposited  pursuant  to  Section  701,  nor   the
   principal  or  interest payments on any such  Government
   Obligations, shall be withdrawn or used for any  purpose
   other  than, and shall be held in trust for, the payment
   of  the  principal of and premium, if any, and interest,
   if  any,  on  the  Securities or portions  of  principal
   amount  thereof  in respect of which  such  deposit  was
   made, all subject, however, to the provisions of Section
   603; provided, however, that, so long as there shall not
   have occurred and be continuing an Event of Default  any
   cash  received from such principal or interest  payments
   on  such Government Obligations, if not then needed  for
   such  purpose,  shall,  to the  extent  practicable,  be
   invested in Government Obligations of the type described
   in  clause  (b)  in the first paragraph of  Section  701
   maturing  at such times and in such amounts as shall  be
   sufficient to pay when due the principal of and premium,
   if  any, and interest, if any, due and to become due  on
   such Securities or portions thereof on and prior to  the
   Maturity   thereof,  and  interest  earned   from   such
   reinvestment  shall  be  paid over  to  the  Company  as
   received,  free and clear of any trust, lien  or  pledge
   under this Indenture except the lien provided by Section
   907; and provided, further, that, so long as there shall
   not have occurred and be continuing an Event of Default,
   any  moneys held in accordance with this Section on  the
   Maturity of all such Securities in excess of the  amount
   required  to pay the principal of and premium,  if  any,
   and  interest, if any, then due on such Securities shall
   be paid over to the Company free and clear of any trust,
   lien  or  pledge  under this Indenture except  the  lien
   provided by Section 907; and provided, further, that  if
   an   Event  of  Default  shall  have  occurred  and   be
   continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default shall have been waived or cured.


                        ARTICLE EIGHT

                 Events of Default; Remedies

   SECTION 801.  Events of Default.

              "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events:

                   (a)   failure to pay interest,  if  any,
        including any Additional Interest, on any Security of such series within 30 days after the same becomes due and payable (whether or not payment is prohibited by the provisions of Article Fifteen hereof); provided, however, that a valid extension of the interest payment period by the Company as contemplated in Section 311 of this Indenture shall not constitute a failure to pay interest for this purpose; or

                   (b)  failure to pay the principal of  or
        premium, if any, on any Security of such series at its Maturity (whether or not payment is prohibited by the provisions of Article Fifteen hereof); or


                   (c)  failure to perform or breach of any
        covenant  or  warranty  of  the  Company  in   this
        Indenture  (other  than a covenant  or  warranty  a
        default  in the performance of which or  breach  of
        which  is  elsewhere  in this Section  specifically
        dealt with or which has expressly been included  in
        this  Indenture solely for the benefit  of  one  or
        more  series of Securities other than such  series)
        for a period of 60 days after there has been given,
        by  registered or certified mail, to the Company by
        the  Trustee, or to the Company and the Trustee  by
        the Holders of at least 33% in principal amount  of
        the  Outstanding  Securities  of  such  series,   a
        written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Securities of such series not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Securities of such series, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company within such period and is being diligently pursued;
        or

                    (d)    the  entry  by  a  court  having
        jurisdiction  in the premises of (1)  a  decree  or
        order  for relief in respect of the Company  in  an
        involuntary case or proceeding under any applicable
        Federal    or    State   bankruptcy,    insolvency,
        reorganization or other similar law or (2) a decree
        or  order  adjudging the Company a bankrupt  or  in
        solvent,  or approving as properly filed a petition
        by  one or more Persons other than the Company seek
        ing  reorganization,  arrangement,  adjustment   or
        composition  of or in respect of the Company  under
        any  applicable Federal or State law, or appointing
        a   custodian,   receiver,  liquidator,   assignee,
        trustee, sequestrator or other similar official for
        the  Company  or for any substantial  part  of  its
        property, or ordering the winding up or liquidation
        of  its  affairs, and any such decree or order  for
        relief or any such other decree or order shall have
        remained unstayed and in effect for a period of  90
        consecutive days; or

                  (e)  the commencement by the Company of a
        voluntary  case or proceeding under any  applicable
        Federal    or    State   bankruptcy,    insolvency,
        reorganization or other similar law or of any other
        case or proceeding to be adjudicated a bankrupt  or
        insolvent, or the consent by it to the entry  of  a
        decree  or  order  for relief  in  respect  of  the
        Company  in  a case or proceeding under  any  appli
        cable Federal or State bankruptcy, insolvency, reor
        ganization  or  other  similar  law   or   to   the
        commencement  of any bankruptcy or insolvency  case
        or proceeding against it, or the filing by it of  a
        petition  or  answer  or  consent  seeking   reorga
        nization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors; or

                  (f)  any other Event of Default specified
        with respect to Securities of such series.

   SECTION  802.  Acceleration of Maturity; Rescission  and
   Annulment.

              If an Event of Default due to the default  in
   payment  of principal of, or interest on, any series  of
   Securities  or due to the default in the performance  or
   breach  of any other covenant or warranty of the Company
   applicable  to  the Securities of such  series  but  not
   applicable  to  all  outstanding Securities  shall  have
   occurred  and be continuing, either the Trustee  or  the
   Holders of not less than 33% in principal amount of  the
   Securities of such series may then declare the principal
   of  all  Securities of such series and interest  accrued
   thereon to be due and payable immediately (provided that
   the payment of principal and interest on such Securities
   shall  remain  subordinated to the  extent  provided  in
   Article Fifteen hereof). If an Event of Default  due  to
   default in the performance of any other of the covenants
   or  agreements  herein  applicable  to  all  Outstanding
   Securities  or  due  to  certain events  of  bankruptcy,
   insolvency  or reorganization of the Company shall  have
   occurred  and be continuing, either the Trustee  or  the
   Holders of not less than 33% in principal amount of  all
   Securities  then Outstanding (considered as one  class),
   and not the Holders of the Securities of any one of such
   series, may declare the principal of all Securities  and
   interest   accrued  thereon  to  be  due   and   payable
   immediately (provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in the Indenture).

              At  any  time  after such  a  declaration  of
   acceleration  with respect to Securities of  any  series
   shall have been made and before a judgment or decree for
   payment of the money due shall have been obtained by the
   Trustee  as  hereinafter in this Article  provided,  the
   Event   or  Events  of  Default  giving  rise  to   such
   declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

                   (a)   the  Company shall  have  paid  or
        deposited with the Trustee a sum sufficient to pay

                             (1)   all overdue interest  on
             all Securities of such series;

                              (2)   the  principal  of  and
             premium,  if  any, on any Securities  of  such
             series which have become due otherwise than by
             such  declaration of acceleration and interest
             thereon   at  the  rate  or  rates  prescribed
             therefor in such Securities;

                            (3)  to the extent that payment
             of such interest is lawful, interest upon overdue interest, if any, at the rate or rates prescribed therefor in such Securities;

                             (4)   all amounts due  to  the
             Trustee under Section 907;

             and

                  (b)  any other Event or Events of Default
        with respect to Securities of such series, other than the nonpayment of the principal of Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 813.

   No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

   SECTION  803.  Collection of Indebtedness and Suits  for
   Enforcement by Trustee.

             If an Event of Default described in clause (a) or (b) of Section 801 shall have occurred and be con tinuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securi ties of the series with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premi um, if any, and interest, if any, and, to the extent per mitted by law, interest on premium, if any, and on any overdue principal and interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 907.

              If the Company shall fail to pay such amounts
   forthwith upon such demand, the Trustee, in its own name
   and  as  trustee  of an express trust, may  institute  a
   judicial  proceeding for the collection of the  sums  so
   due  and  unpaid,  may  prosecute  such  proceeding   to
   judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

              If  an  Event  of  Default  with  respect  to
   Securities  of  any series shall have  occurred  and  be
   continuing, the Trustee may in its discretion proceed to
   protect  and  enforce its rights and the rights  of  the
   Holders of Securities of such series by such appropriate
   judicial proceedings as the Trustee shall deem  most  ef
   fectual  to protect and enforce any such rights, whether
   for   the  specific  enforcement  of  any  covenant   or
   agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

   SECTION 804.  Trustee May File Proofs of Claim.

              In  case of the pendency of any receivership,
   insolvency,   liquidation,  bankruptcy,  reorganization,
   arrangement,  adjustment, composition or other  judicial
   proceeding relative to the Company or any other  obligor
   upon the Securities or the property of the Company or of
   such  other  obligor  or  their creditors,  the  Trustee
   (irrespective of whether the principal of the Securities
   shall then be due and payable as therein expressed or by
   declaration or otherwise and irrespective of whether the
   Trustee  shall have made any demand on the  Company  for
   the  payment of overdue principal or interest) shall  be
   entitled   and  empowered,  by  intervention   in   such
   proceeding or otherwise,

                   (a)   to file and prove a claim for  the
        whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section
        907) and of the Holders allowed in such judicial proceeding, and

                  (b)  to collect and receive any moneys or
        other property payable or deliverable on any such claims and to distribute the same;

   and   any   custodian,   receiver,  assignee,   trustee,
   liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 907.

              Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

   SECTION   805.   Trustee  May  Enforce  Claims   Without
   Possession of Securities.

              All  rights of action and claims  under  this
   Indenture  or  on the Securities may be  prosecuted  and
   enforced by the Trustee without the possession of any of
   the   Securities  or  the  production  thereof  in   any
   proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

   SECTION 806.  Application of Money Collected.

              Subject to the provisions of Article Fifteen, any money collected by the Trustee pursuant to this Arti cle shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

              First: To the payment of all amounts due the Trustee under Section 907;

                   Second:   To the payment of the  amounts
        then  due  and  unpaid  upon  the  Securities   for
        principal of and premium, if any, and interest,  if
        any,  in  respect of which or for  the  benefit  of
        which  such  money  has  been  collected,  ratably,
        without   preference  or  priority  of  any   kind,
        according to the amounts due and payable on such Securities for principal, premium, if any, and interest, if any, respectively; and

                   Third: To the payment of the remainder, if any, to the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

   SECTION 807.  Limitation on Suits.

              No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                   (a)   such  Holder shall have previously
        given written notice to the Trustee of a continuing
        Event of Default with respect to the Securities of such series;

                   (b)   the  Holders of not  less  than  a
        majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                   (c)   such Holder or Holders shall  have
        offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                   (d)   the Trustee for 60 days after  its
        receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

                   (e)  no direction inconsistent with such
        written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class;

   it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

   SECTION  808.  Unconditional Right of Holders to Receive
   Principal,
   Premium and Interest.

              Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section 307 and 311) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemp tion, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

   SECTION 809.  Restoration of Rights and Remedies.

              If  the  Trustee or any Holder has instituted
   any proceeding to enforce any right or remedy under this
   Indenture   and   such  proceeding   shall   have   been
   discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, and Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

   SECTION 810.  Rights and Remedies Cumulative.

              Except as otherwise provided in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.
   The assertion or employment of any right or remedy here under, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

   SECTION 811.  Delay or Omission Not Waiver.

              No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

   SECTION 812.  Control by Holders of Securities.

             If an Event of Default shall have occurred and
   be  continuing in respect of a series of Securities, the
   Holders  of  a  majority  in  principal  amount  of  the
   Outstanding  Securities of such series  shall  have  the
   right to direct the time, method and place of conducting
   any  proceeding for any remedy available to the Trustee,
   or  exercising  any  trust or  power  conferred  on  the
   Trustee, with respect to the Securities of such  series;
   provided,  however, that if an Event  of  Default  shall
   have  occurred  and be continuing with respect  to  more
   than one series of Securities, the Holders of a majority
   in   aggregate  principal  amount  of  the   Outstanding
   Securities of all such series, considered as one  class,
   shall have the right to make such direction, and not the
   Holders of the Securities of any one of such series; and
   provided, further, that such direction shall not  be  in
   conflict  with  any rule of law or with this  Indenture.
   Before  proceeding  to  exercise  any  right  or   power
   hereunder at the direction of such Holders, the  Trustee
   shall   be   entitled  to  receive  from  such   Holders
   reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with any such direction.

   SECTION 813.  Waiver of Past Defaults.

              The  Holders of not less than a  majority  in
   principal  amount of the Outstanding Securities  of  any
   series  may  on  behalf  of  the  Holders  of  all   the
   Securities  of  such  series  waive  any  past   default
   hereunder   with   respect  to  such  series   and   its
   consequences, except a default

                   (a)  in the payment of the principal  of
        or premium, if any, or interest, if any, on any Security of such series, or

                    (b)   in  respect  of  a  covenant   or
        provision hereof which under Section 1202 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected;

   provided, however, that so long as a Trust holds the Securities of any series, such Trust may not waive any past default without the consent of at least a majority in aggregate liquidation preference of the outstanding
   Preferred Securities issued by such Trust affected, obtained as provided in the Trust Agreement pertaining to such Trust.

             Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

   SECTION 814.  Undertaking for Costs.

              The Company and the Trustee agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of all series in respect of which such suit may be brought, considered as one class, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

   SECTION 815.  Waiver of Stay or Extension Laws.

              The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                         ARTICLE NINE

                         The Trustee

   SECTION 901.  Certain Duties and Responsibilities.

                   (a)   The  Trustee  shall  have  and  be
        subject to all the duties and responsibilities specified with respect to an indenture trustee in the Trust Indenture Act and no implied covenants or obligations shall be read into this Indenture against the Trustee.

                  (b)  No provision of this Indenture shall
        require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                   (c)  Whether or not therein expressly so
        provided,   every  provision  of   this   Indenture
        relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

              Notwithstanding  anything contained  in  this
   Indenture    to   the   contrary,   the    duties    and
   responsibilities of the Trustee under this Indenture shall be subject to the protections and limitations on liability afforded to the Trustee under this Indenture and the Trust Indenture Act.

   SECTION 902.  Notice of Defaults.

              The  Trustee shall give notice of any default
   hereunder  with respect to the Securities of any  series
   to  the  Holders  of Securities of such  series  in  the
   manner and to the extent required to do so by the  Trust
   Indenture Act, unless such default shall have been cured
   or  waived; provided, however, that in the case  of  any
   default of the character specified in Section 801(c), no
   such notice to Holders shall be given until at least  45
   days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

   SECTION 903.  Certain Rights of Trustee.

              Subject to the provisions of Section 901 and to the applicable provisions of the Trust Indenture Act:

                   (a)   the Trustee may rely and shall  be
        protected  in acting or refraining from  acting  in
        good   faith   upon  any  resolution,  certificate,
        statement, instrument, opinion, report, notice, request, direction, consent, order, bond, deben ture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                   (b)   any  request or direction  of  the
        Company  mentioned  herein  shall  be  sufficiently
        evidenced by a Company Request or Company Order, or
        as  otherwise  expressly provided herein,  and  any
        resolution  of  the  Board  of  Directors  may   be
        sufficiently evidenced by a Board Resolution;

                   (c)   whenever in the administration  of
        this  Indenture the Trustee shall deem it desirable
        that  a  matter be proved or established  prior  to
        taking, suffering or omitting any action hereunder,
        the   Trustee  (unless  other  evidence  be  herein
        specifically prescribed) may, in the absence of bad
        faith   on   its  part,  rely  upon  an   Officer's
        Certificate;

                  (d)  the Trustee may consult with counsel
        and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                   (e)   the  Trustee  shall  be  under  no
        obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                   (f)   the Trustee shall not be bound  to
        make  any  investigation into the facts or  matters
        stated  in  any resolution, certificate, statement,
        instrument,   opinion,  report,  notice,   request,
        direction,  consent, order, bond, debenture,  note,
        other  evidence of indebtedness or other  paper  or
        document,  but the Trustee, in its discretion,  may
        make  such  further  inquiry or investigation  into
        such  facts or matters as it may see fit,  and,  if
        the  Trustee  shall determine to make such  further
        inquiry  or  investigation, it  shall  (subject  to
        applicable  legal  requirements)  be  entitled   to
        examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

                   (g)  the Trustee may execute any of  the
        trusts  or  powers hereunder or perform any  duties
        hereunder  either directly or by or through  agents
        or   attorneys  and  the  Trustee  shall   not   be
        responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                   (h)   the  Trustee shall not be  charged
        with knowledge of any Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (1) a Responsible
        Officer of the Trustee shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Securities or by any Holder of such Securities.

   SECTION 904. Not Responsible for Recitals or Issuance of Securities.

              The  recitals  contained herein  and  in  the
   Securities   (except  the  Trustee's   certificates   of
   authentication) shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating
   Agent assumes responsibility for their correctness.  The
   Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.
   Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

   SECTION 905.  May Hold Securities.

             Each of the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 908 and 913, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying
   Agent, Security Registrar or such other agent.

   SECTION 906.  Money Held in Trust.

              Money  held by the Trustee in trust hereunder
   need  not be segregated from other funds, except to  the
   extent  required by law.  The Trustee shall be under  no
   liability  for  interest on any  money  received  by  it
   hereunder   except  as  expressly  provided  herein   or
   otherwise agreed with, and for the sole benefit of, the Company.

   SECTION 907.  Compensation and Reimbursement.

             The Company shall

                  (a)  pay to the Trustee from time to time
        reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                    (b)    except  as  otherwise  expressly
        provided  herein,  reimburse the Trustee  upon  its
        request  for all reasonable expenses, disbursements
        and  advances reasonably incurred or  made  by  the
        Trustee  in accordance with any provision  of  this
        Indenture  (including  the reasonable  compensation
        and  the  expenses and disbursements of its  agents
        and  counsel), except to the extent that  any  such
        expense,   disbursement   or   advance    may    be
        attributable to the Trustee's negligence, wilful misconduct or bad faith; and

                   (c)  indemnify the Trustee for, and hold
        it  harmless from and against, any loss,  liability
        or expense reasonably incurred by it arising out of
        or   in   connection   with   the   acceptance   or
        administration of the trust or trusts hereunder  or
        the  performance of its duties hereunder, including
        the  reasonable  costs  and expenses  of  defending
        itself against any claim or liability in connection
        with  the  exercise or performance of  any  of  its
        powers  or  duties hereunder, except to the  extent
        any   such  loss,  liability  or  expense  may   be
        attributable to its negligence, wilful misconduct or bad faith.

               As  security  for  the  performance  of  the
   obligations  of  the  Company under  this  Section,  the
   Trustee  shall have a lien prior to the Securities  upon
   all  property and funds held or collected by the Trustee
   as  such  other  than property and funds held  in  trust
   under  Section  703  (except as  otherwise  provided  in
   Section  703).  "Trustee" for purposes of  this  Section
   shall   include   any  predecessor  Trustee;   provided,
   however, that the negligence, wilful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

   SECTION 908.  Disqualification; Conflicting Interests.

              If  the  Trustee shall have  or  acquire  any
   conflicting  interest within the meaning  of  the  Trust
   Indenture   Act,   it   shall  either   eliminate   such
   conflicting  interest or resign to the  extent,  in  the
   manner   and  with  the  effect,  and  subject  to   the
   conditions, provided in the Trust Indenture Act and this
   Indenture.   For  purposes of Section 310(b)(1)  of  the
   Trust Indenture Act and to the extent permitted thereby,
   the  Trustee, in its capacity as trustee in  respect  of
   the  Securities of any series, shall not  be  deemed  to
   have a conflicting interest arising from its capacity as
   trustee  in  respect  of  the Securities  of  any  other
   series.  The Trust Agreement and the Guarantee Agreement
   pertaining  to  each  Trust  shall  be  deemed   to   be
   specifically  described  in  this  Indenture   for   the
   purposes of clause (i) of the first proviso contained in
   Section 310(b) of the Trust Indenture Act.

   SECTION 909.  Corporate Trustee Required; Eligibility.

               There shall at all times be a Trustee hereunder which shall be

                   (a)   a corporation organized and  doing
        business under the laws of the United States, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority, or

                   (b)   if and to the extent permitted  by
        the  Commission by rule, regulation or  order  upon
        application,   a   corporation  or   other   Person
        organized  and doing business under the laws  of  a
        foreign  government, authorized under such laws  to
        exercise  corporate trust powers, having a combined
        capital and surplus of at least $50,000,000 or  the
        Dollar   equivalent   of  the  applicable   foreign
        currency  and subject to supervision or examination
        by  authority  of  such  foreign  government  or  a
        political    subdivision   thereof    substantially
        equivalent to supervision or examination applicable to United States institutional trustees,

   and,  in either case, qualified and eligible under  this
   Article  and  the Trust Indenture Act.  If such  corpora
   tion  publishes reports of condition at least  annually,
   pursuant  to  law  or  to  the  requirements   of   such
   supervising  or  examining  authority,  then   for   the
   purposes  of  this  Section, the  combined  capital  and
   surplus  of such corporation shall be deemed to  be  its
   combined  capital and surplus as set forth in  its  most
   recent report of condition so published.  If at any time
   the  Trustee  shall cease to be eligible  in  accordance
   with  the  provisions of this Section, it  shall  resign
   immediately   in   the  manner  and  with   the   effect
   hereinafter specified in this Article.

SECTION  910.   Resignation and  Removal;  Appointment  of
Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 911.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section
911 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c)   The Trustee may be removed at any time with
respect  to  the Securities of any series by  Act  of  the
Holders  of  a  majority  in  principal  amount   of   the
Outstanding Securities of such series delivered to the Trustee and to the Company; provided that so long as any Preferred Securities remain outstanding, the Trust which issued such Preferred Securities shall not execute any Act to remove the Trustee without the consent of the holders of a majority in aggregate liquidation preference of Preferred Securities issued by such Trust outstanding, obtained as provided in the Trust Agreement pertaining to such Trust.

        (d)  If at any time:

          (1)   the  Trustee  shall fail  to  comply  with
     Section  908  after written request therefor  by  the
     Company  or  by any Holder who has been a  bona  fide
     Holder for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 909 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3)   the  Trustee  shall  become  incapable  of
     acting  or  shall be adjudged a bankrupt or insolvent
     or  a  receiver  of the Trustee or  of  its  property
     shall  be appointed or any public officer shall  take
     charge  or control of the Trustee or of its  property
     or   affairs   for  the  purpose  of  rehabilitation,
     conservation or liquidation,

then,  in  any  such  case, (x) the  Company  by  a  Board
Resolution may remove the Trustee with respect to all Securities or (y) subject to Section 814, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

           (e)  If the Trustee shall resign, be removed or
     become  incapable of acting, or if  a  vacancy  shall
     occur  in the office of Trustee for any cause  (other
     than as contemplated in clause (y) in subsection  (d)
     of  this Section), with respect to the Securities  of
     one   or  more  series,  the  Company,  by  a   Board
     Resolution,   shall  promptly  appoint  a   successor
     Trustee or Trustees with respect to the Securities of
     that  or  those series (it being understood that  any
     such  successor Trustee may be appointed with respect
     to  the  Securities of one or more  or  all  of  such
     series  and that at any time there shall be only  one
     Trustee  with  respect  to  the  Securities  of   any
     particular   series)  and  shall  comply   with   the
     applicable  requirements of Section 911.  If,  within
     one   year   after  such  resignation,   removal   or
     incapability,  or the occurrence of such  vacancy,  a
     successor  Trustee with respect to the Securities  of
     any  series shall be appointed by Act of the  Holders
     of  a majority in principal amount of the Outstanding
     Securities  of such series delivered to  the  Company
     and  the  retiring Trustee, the successor Trustee  so
     appointed  shall,  forthwith upon its  acceptance  of
     such  appointment in accordance with  the  applicable
     requirements  of  Section 911, become  the  successor
     Trustee with respect to the Securities of such series
     and to that extent supersede the successor Trustee ap
     pointed by the Company.  If no successor Trustee with
     respect  to  the Securities of any series shall  have
     been  so appointed by the Company or the Holders  and
     accepted  appointment  in  the  manner  required   by
     Section  911,  any Holder who has been  a  bona  fide
     Holder of a Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor
     Trustee with respect to the Securities of such series.

           (f)   So  long as no event which is,  or  after
     notice  or  lapse of time, or both, would become,  an
     Event   of  Default  shall  have  occurred   and   be
     continuing,  and  except with respect  to  a  Trustee
     appointed  by  Act of the Holders of  a  majority  in
     principal   amount  of  the  Outstanding   Securities
     pursuant  to subsection (e) of this Section,  if  the
     Company  shall  have delivered to the Trustee  (i)  a
     Board  Resolution  appointing  a  successor  Trustee,
     effective as of a date specified therein, and (ii) an
     instrument   of   acceptance  of  such   appointment,
     effective as of such date, by such successor  Trustee
     in  accordance with Section 911, the Trustee shall be
     deemed to have resigned as contemplated in subsection
     (b)  of this Section, the successor Trustee shall  be
     deemed to have been appointed by the Company pursuant
     to   subsection   (e)  of  this  Section   and   such
     appointment shall be deemed to have been accepted as contemplated in Section 911, all as of such date, and all other provisions of this Section and Section 911 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f).

           (g) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security
     Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its corporate trust office.

SECTION 911.  Acceptance of Appointment by Successor.

           (a)  In case of the appointment hereunder of  a
     successor  Trustee with respect to the Securities  of
     all series, every such successor Trustee so appointed
     shall execute, acknowledge and deliver to the Company
     and  to  the retiring Trustee an instrument accepting
     such  appointment, and thereupon the  resignation  or
     removal   of   the  retiring  Trustee  shall   become
     effective  and  such successor Trustee,  without  any
     further  act shall become vested with all the rights,
     powers,  trusts  and duties of the retiring  Trustee;
     but,  on  the request of the Company or the successor
     Trustee, such retiring Trustee shall, upon payment of
     all   sums  owed  to  it,  execute  and  deliver   an
     instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

           (b)  In case of the appointment hereunder of  a
     successor  Trustee with respect to the Securities  of
     one  or  more (but not all) series, the Company,  the
     retiring  Trustee  and  each successor  Trustee  with
     respect to the Securities of one or more series shall
     execute and deliver an indenture supplemental  hereto
     wherein  each  successor Trustee  shall  accept  such
     appointment   and  which  (1)  shall   contain   such
     provisions  as  shall be necessary  or  desirable  to
     transfer  and  confirm  to,  and  to  vest  in,  each
     successor Trustee all the rights, powers, trusts  and
     duties  of the retiring Trustee with respect  to  the
     Securities  of  that  or those series  to  which  the
     appointment of such successor Trustee relates, (2) if
     the retiring Trustee is not retiring with respect  to
     all  Securities,  shall contain  such  provisions  as
     shall  be  deemed necessary or desirable  to  confirm
     that all the rights, powers, trusts and duties of the
     retiring  Trustee with respect to the  Securities  of
     that or those series as to which the retiring Trustee
     is  not  retiring shall continue to be vested in  the
     retiring  Trustee and (3) shall add to or change  any
     of  the  provisions  of this Indenture  as  shall  be
     necessary   to   provide  for   or   facilitate   the
     administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor
     Trustee, without any further act shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring
     Trustee, upon payment of all sums owed to it, shall duly assign, transfer and deliver to such successor
     Trustee  all property and money held by such retiring
     Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c)  Upon request of any such successor Trustee,
     the Company shall execute any instruments which fully
     vest  in  and  confirm to such successor Trustee  all
     such  rights,  powers  and  trusts  referred  to   in
     subsection (a) or (b) of this Section, as the case may be.

           (d)   No  successor Trustee  shall  accept  its
     appointment  unless  at the time of  such  acceptance
     such   successor  Trustee  shall  be  qualified   and
     eligible under this Article.

SECTION   912.    Merger,  Conversion,  Consolidation   or
Succession to Business.

           Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the suc cessor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.
In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any suc cessor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenti cated such Securities.

SECTION  913.   Preferential Collection of Claims  Against
Company.

           If the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities
(other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company or such other obligor. For purposes of Section 311(b) of the Trust Indenture Act:

           (a) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (b) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

SECTION 914.  Co-trustees and Separate Trustees.

          At any time or times, for the purpose of meeting
the legal requirements of any applicable jurisdiction, the
Company and the Trustee shall have power to appoint,  and,
upon  the written request of the Trustee or of the Holders
of at least 33% in principal amount of the Securities then
Outstanding, the Company shall for such purpose join  with
the   Trustee  in  the  execution  and  delivery  of   all
instruments and agreements necessary or proper to appoint,
one  or more Persons approved by the Trustee either to act
as  co-trustee, jointly with the Trustee,  or  to  act  as
separate trustee, in either case with such powers  as  may
be  provided in the instrument of appointment, and to vest
in  such Person or Persons, in the capacity aforesaid, any
property,  title,  right  or  power  deemed  necessary  or
desirable,  subject  to  the  other  provisions  of   this
Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

           Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee so appointed to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

           Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

           (a)  the Securities shall be authenticated  and
     delivered,   and  all  rights,  powers,  duties   and
     obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

           (b)  the rights, powers, duties and obligations
     hereby  conferred  or  imposed upon  the  Trustee  in
     respect  of  any property covered by such appointment
     shall  be conferred or imposed upon and exercised  or
     performed either by the Trustee or by the Trustee and
     such co-trustee or separate trustee jointly, as shall
     be  provided  in the instrument appointing  such  co-
     trustee  or  separate trustee, except to  the  extent
     that  under any law of any jurisdiction in which  any
     particular act is to be performed, the Trustee  shall
     be incompetent or unqualified to perform such act, in
     which   event   such  rights,  powers,   duties   and
     obligations shall be exercised and performed by such co-trustee or separate trustee;

           (c)   the Trustee at any time, by an instrument
     in  writing  executed by it, with the concurrence  of
     the  Company, may accept the resignation of or remove
     any  co-trustee  or separate trustee appointed  under
     this  Section, and, if an Event of Default shall have
     occurred  and be continuing, the Trustee  shall  have
     power  to  accept the resignation of, or remove,  any
     such  co-trustee  or  separate  trustee  without  the
     concurrence of the Company.  Upon the written request
     of  the  Trustee,  the Company shall  join  with  the
     Trustee  in  the  execution  and  delivery   of   all
     instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

          (d) no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder; and

          (e) any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

SECTION 915.  Appointment of Authenticating Agent.

           The Trustee may appoint an Authenticating Agent
or  Agents with respect to the Securities of one  or  more
series, which shall be authorized to act on behalf of  the
Trustee  to authenticate Securities of such series  issued
upon original issuance and upon exchange, registration  of
transfer  or  partial redemption thereof  or  pursuant  to
Section  306,  and  Securities so authenticated  shall  be
entitled  to the benefits of this Indenture and  shall  be
valid  and obligatory for all purposes as if authenticated
by  the Trustee hereunder.  Wherever reference is made  in
this  Indenture  to  the authentication  and  delivery  of
Securities by the Trustee or the Trustee's certificate  of
authentication, such reference shall be deemed to  include
authentication and delivery on behalf of the Trustee by an
Authenticating  Agent and a certificate of  authentication
executed  on  behalf of the Trustee by  an  Authenticating
Agent.   Each Authenticating Agent shall be acceptable  to
the  Company  and  shall  at all times  be  a  corporation
organized and doing business under the laws of the  United
States, any State or Territory thereof or the District  of
Columbia,  authorized under such laws to act  as  Authenti
cating Agent, having a combined capital and surplus of not
less  than  $50,000,000  and  subject  to  supervision  or
examination  by  Federal  or  State  authority.   If  such
Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

           Any  corporation  into which an  Authenticating
Agent  may be merged or converted or with which it may  be
consolidated,  or  any  corporation  resulting  from   any
merger,   conversion  or  consolidation  to   which   such
Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating
Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

           An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company.
Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating
Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authen ticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating
Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, in accordance with, and subject to the provisions of Section 907.

           The  provisions of Sections 308,  904  and  905
shall be applicable to each Authenticating Agent.

          If an appointment with respect to the Securities of one or more series shall be made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

           This is one of the Securities of the series designated therein referred to in the within-mentioned
Indenture.


________________________

As Trustee



By_____________________
                                   _

As Authenticating

Agent


By_____________________
                                   _

Authorized Signatory

           If all of the Securities of a series may not be
originally issued at one time, and if the Trustee does not
have  an office capable of authenticating Securities  upon
original issuance located in a Place of Payment where  the
Company   wishes  to  have  Securities  of   such   series
authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating
Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.


                       ARTICLE TEN

    Holders' Lists and Reports by Trustee and Company

SECTION 1001.  Lists of Holders.

            Semiannually,  not  later  than  _______   and
___________ in each year, commencing _______________,  and
at such other times as the Trustee may request in writing,
the  Company shall furnish or cause to be furnished to the
Trustee information as to the names and addresses  of  the
Holders,  and the Trustee shall preserve such  information
and  similar  information received  by  it  in  any  other
capacity  and afford to the Holders access to  information
so  preserved by it, all to such extent, if  any,  and  in
such  manner  as shall be required by the Trust  Indenture
Act;  provided,  however,  that  no  such  list  need   be
furnished  so  long as the Trustee shall be  the  Security
Registrar.

SECTION 1002.  Reports by Trustee and Company.

            Not later than November 1 in each year, commencing November 1, 1996, the Trustee shall transmit to the Holders and the Commission a report, dated as of the next preceding September 15, with respect to any events and other matters described in Section 313(a) of the Trust
Indenture Act, in such manner and to the extent required by the Trust Indenture Act. The Trustee shall transmit to the Holders and the Commission, and the Company shall file with the Trustee (within 30 days after filing with the Commission in the case of reports which pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act.


                      ARTICLE ELEVEN

   Consolidation, Merger, Conveyance or Other Transfer

SECTION  1101.   Company May Consolidate,  etc.,  Only  on
Certain Terms.

           The Company shall not consolidate with or merge
into   any  other  corporation,  or  convey  or  otherwise
transfer or lease its properties and assets substantially as an entirety to any Person, unless

             (a)    the   corporation   formed   by   such
     consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Com pany substantially as an entirety shall be a Person organized and validly existing under the laws of the United States, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest, if any, on all Outstanding
     Securities and the performance of every covenant of this Indenture on the part of the Company to be per formed or observed;

           (b) immediately after giving effect to such transaction no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

           (c)   the Company shall have delivered  to  the
     Trustee  an  Officer's Certificate and an Opinion  of
     Counsel,   each   stating  that  such  consolidation,
     merger, conveyance, or other transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

SECTION 1102.  Successor Corporation Substituted.

           Upon  any consolidation by the Company with  or
merger  by the Company into any other corporation  or  any
conveyance,  or other transfer or lease of the  properties
and assets of the Company substantially as an entirety  in
accordance  with  Section 1101, the successor  corporation
formed by such consolidation or into which the Company  is
merged or the Person to which such conveyance, transfer or
lease  is  made shall succeed to, and be substituted  for,
and  may  exercise every right and power of,  the  Company
under  this  Indenture with the same  effect  as  if  such
successor Person had been named as the Company herein, and
thereafter, except in the case of a lease, the predecessor
Person  shall be relieved of all obligations and covenants
under   this  Indenture  and  the  Securities  Outstanding
hereunder.


                      ARTICLE TWELVE

                 Supplemental Indentures

SECTION 1201.  Supplemental Indentures Without Consent  of
Holders.

           Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

           (a)   to  evidence  the succession  of  another
     Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, all as provided in Article Eleven;
     or

          (b) to add one or more covenants of the Company or other provisions for the benefit of all Holders or for the benefit of the Holders of, or to remain in effect only so long as there shall be Outstanding, Securities of one or more specified series, or to surrender any right or power herein conferred upon the Company; or

           (c) to add any additional Events of Default with respect to all or any series of Securities
     Outstanding hereunder; or

           (d)   to  change or eliminate any provision  of
     this  Indenture or to add any new provision  to  this
     Indenture;  provided, however, that if  such  change,
     elimination  or addition shall adversely  affect  the
     interests of the Holders of Securities of any  series
     Outstanding   on   the   date   of   such   indenture
     supplemental  hereto  in any material  respect,  such
     change,   elimination   or  addition   shall   become
     effective with respect to such series only pursuant to the provisions of Section 1202 hereof or when no Security of such series remains Outstanding; or

           (e) to provide collateral security for all but not part of the Securities; or

            (f)   to  establish  the  form  or  terms   of
     Securities of any series as contemplated by  Sections
     201 and 301; or

           (g)   to  provide  for the  authentication  and
     delivery    of   bearer   securities   and    coupons
     appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

           (h) to evidence and provide for the acceptance of appointment hereunder by a separate or successor
     Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 911(b); or

           (i) to provide for the procedures required to permit the Company to utilize, at its option, a noncertificated system of registration for all, or any series of, the Securities; or

          (j) to change any place or places where (1) the principal of and premium, if any, and interest, if any, on all or any series of Securities shall be payable, (2) all or any series of Securities may be surrendered for registration of transfer, (3) all or any series of Securities may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Securities and this Indenture may be served; or

           (k)   to  cure  any ambiguity,  to  correct  or
     supplement   any  provision  herein  which   may   be
     defective  or  inconsistent with any other  provision
     herein,  or  to  make  any  other  changes   to   the
     provisions  hereof  or to add other  provisions  with
     respect  to  matters or questions arising under  this
     Indenture,  provided  that  such  other  changes   or
     additions shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

            Without   limiting  the  generality   of   the
foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and

                     (x)   if  any  such  amendment  shall
          require  one  or more changes to any  provisions
          hereof or the inclusion herein of any additional
          provisions,  or  shall by operation  of  law  be
          deemed  to  effect such changes  or  incorporate
          such  provisions by reference or otherwise, this
          Indenture  shall be deemed to have been  amended
          so  as to conform to such amendment to the Trust
          Indenture  Act, and the Company and the  Trustee
          may,  without the consent of any Holders,  enter
          into  an indenture supplemental hereto to effect
          or   evidence   such   changes   or   additional
          provisions; or

                     (y)   if  any  such  amendment  shall
          permit   one   or  more  changes  to,   or   the
          elimination of, any provisions hereof which,  at
          the date of the execution and delivery hereof or
          at  any  time  thereafter, are required  by  the
          Trust  Indenture Act to be contained  herein  or
          are  contained herein to reflect any  provisions
          of  the Trust Indenture Act as in effect at such
          date,  this  Indenture shall be deemed  to  have
          been   amended   to  effect  such   changes   or
          elimination,  and the Company  and  the  Trustee
          may,  without the consent of any Holders,  enter
          into   an   indenture  supplemental  hereto   to
          evidence such amendment hereof.

SECTION  1202.   Supplemental Indentures With  Consent  of
Holders.

          With the consent of the Holders of not less than
a majority in aggregate principal amount of the Securities
of  all  series  then  Outstanding under  this  Indenture,
considered as one class, by Act of said Holders  delivered
to   the  Company  and  the  Trustee,  the  Company,  when
authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Holders of Securities of such series under the Indenture; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall:

          (a)  change the Stated Maturity of the principal
     of, or any installment of principal of or interest on
     (except  as  provided  in Section  311  hereof),  any
     Security,  or reduce the principal amount thereof  or
     the  rate of interest thereon (or the amount  of  any
     installment of interest thereon) or change the method
     of  calculating  such  rate  or  reduce  any  premium
     payable  upon the redemption thereof, or  change  the
     coin  or  currency (or other property), in which  any
     Security  or any premium or the interest  thereon  is
     payable,  or impair the right to institute  suit  for
     the  enforcement of any such payment on or after  the
     Stated  Maturity of any Security (or, in the case  of
     redemption,   on  or  after  the  Redemption   Date),
     without, in any such case, the consent of the Holder of such Security, or

           (b)   reduce the percentage in principal amount
     of  the Outstanding Securities of any series (or,  if
     applicable, in liquidation preference of  any  series
     of  Preferred Securities), the consent of the Holders
     of  which  is  required for any such supplemental  in
     denture,  or the consent of the Holders of  which  is
     required  for  any  waiver  of  compliance  with  any
     provision  of  this  Indenture  or  of  any   default
     hereunder   and  its  consequences,  or  reduce   the
     requirements of Section 1304 for quorum or voting, without, in any such case, the consent of the Holders of each Outstanding Security of such series, or

           (c) modify any of the provisions of this Section, Section 607 or Section 813 with respect to the Securities of any series, except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, how ever, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this pro viso, in accordance with the requirements of Sections
     911(b) and 1201(h).

Notwithstanding  the foregoing, so  long  as  any  of  the
Preferred  Securities remain outstanding, the Trustee  may
not consent to a supplemental indenture under this Section
1202 without the prior consent, obtained as provided in  a
Trust  Agreement pertaining to a Trust which  issued  such
Preferred  Securities, of the holders of not less  than  a
majority  in  aggregate  liquidation  preference  of   all
Preferred   Securities  issued  by  such  Trust  affected,
considered  as  one  class, or, in  the  case  of  changes
described  in  clauses (a), (b) and  (c)  above,  100%  in
aggregate  liquidation preference of  all  such  Preferred
Securities  then  outstanding  which  would  be   affected
thereby,   considered  as  one  class.    A   supplemental
indenture  which  changes or eliminates  any  covenant  or
other provision of this Indenture which has expressly been
included  solely for the benefit of one or more particular
series of Securities, or which modifies the rights of  the
Holders of Securities of such series with respect to  such
covenant or other provision, shall be deemed not to affect
the  rights  under  this  Indenture  of  the  Holders   of
Securities of any other series.

          It shall not be necessary for any Act of Holders
under  this Section to approve the particular form of  any
proposed   supplemental  indenture,  but   it   shall   be
sufficient  if  such  Act  shall  approve  the   substance
thereof.   A waiver by a Holder of such Holder's right  to
consent under this Section shall be deemed to be a consent of such Holder.

SECTION 1203.  Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts
created  by, any supplemental indenture permitted by  this
Article or the modifications thereby of the trusts created
by  this  Indenture,  the Trustee  shall  be  entitled  to
receive,  and  (subject to Section  901)  shall  be  fully
protected  in relying upon, an Opinion of Counsel  stating
that  the  execution  of  such supplemental  indenture  is
authorized  or permitted by this Indenture.   The  Trustee
may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

SECTION 1204.  Effect of Supplemental Indentures.

            Upon   the  execution  and  delivery  of   any
supplemental indenture under this Article, this  Indenture
shall  be  modified  in  accordance  therewith,  and  such
supplemental indenture shall form a part of this Indenture
for   all   purposes;  and  every  Holder  of   Securities
theretofore  or  thereafter  authenticated  and  delivered
hereunder   shall  be  bound  thereby.   Any  supplemental
indenture permitted by this Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.

SECTION 1205.  Conformity With Trust Indenture Act.

           Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION  1206.   Reference in Securities  to  Supplemental
Indentures.

           Securities  of  any  series  authenticated  and
delivered   after   the  execution  of  any   supplemental
indenture  pursuant  to this Article  may,  and  shall  if
required  by the Trustee, bear a notation in form approved
by  the  Trustee  as to any matter provided  for  in  such
supplemental   indenture.   If  the   Company   shall   so
determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

SECTION    1207.    Modification   Without    Supplemental
Indenture.

           If  the  terms  of  any  particular  series  of
Securities  shall  have  been  established  in   a   Board
Resolution or an Officer's Certificate as contemplated  by
Section  301, and not in an indenture supplemental hereto,
additions to, changes in or the elimination of any of such
terms  may  be  effected by means of a supplemental  Board
Resolution or supplemental Officer's Certificate,  as  the
case  may  be, delivered to, and accepted by, the Trustee;
provided, however, that such supplemental Board Resolution
or   supplemental  Officer's  Certificate  shall  not   be
accepted  by the Trustee or otherwise be effective  unless
all conditions set forth in this Indenture which would  be
required  to  be satisfied if such additions,  changes  or
elimination  were  contained in a  supplemental  indenture
shall   have  been  appropriately  satisfied.   Upon   the
acceptance  thereof by the Trustee, any such  supplemental
Board Resolution or supplemental Officer's Certificate shall be deemed to be a "supplemental indenture" for purposes of Section 1204 and 1206.


                     ARTICLE THIRTEEN

       Meetings of Holders; Action Without Meeting

SECTION 1301.  Purposes for Which Meetings May Be Called.

           A  meeting of Holders of Securities of  one  or
more,  or  all, series may be called at any time and  from
time  to  time pursuant to this Article to make,  give  or
take   any   request,  demand,  authorization,  direction,
notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 1302.  Call, Notice and Place of Meetings.

           (a)  The Trustee may at any time call a meeting
     of  Holders  of  Securities of one or more,  or  all,
     series for any purpose specified in Section 1301,  to
     be held at such time and at such place in the Borough
     of  Manhattan, The City of New York, as  the  Trustee
     shall  determine,  or,  with  the  approval  of   the
     Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) If the Trustee shall have been requested to call a meeting of the Holders of Securities of one or more, or all, series by the Company or by the Holders of 33% in aggregate principal amount of all of such series, considered as one class, for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

          (c) Any meeting of Holders of Securities of one or more, or all, series shall be valid without notice if the Holders of all Outstanding Securities of such series are present in person or by proxy and if rep resentatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding
     Securities of such series, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

SECTION 1303.  Persons Entitled to Vote at Meetings.

          To be entitled to vote at any meeting of Holders
of  Securities  of one or more, or all,  series  a  Person
shall   be  (a)  a  Holder  of  one  or  more  Outstanding
Securities of such series, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1304.  Quorum; Action.

           The  Persons  entitled to vote  a  majority  in
aggregate  principal amount of the Outstanding  Securities
of  the series with respect to which a meeting shall  have
been  called as hereinbefore provided, considered  as  one
class,  shall constitute a quorum for a meeting of Holders
of  Securities of such series; provided, however, that  if
any  action  is  to  be taken at such meeting  which  this
Indenture  expressly provides may be taken by the  Holders
of  a specified percentage, which is less than a majority,
in  principal amount of the Outstanding Securities of such
series,  considered as one class, the Persons entitled  to
vote such specified percentage in principal amount of  the
Outstanding Securities of such series, considered  as  one
class,  shall  constitute a quorum.  In the absence  of  a
quorum within one hour of the time appointed for any  such
meeting, the meeting shall, if convened at the request  of
Holders  of  Securities of such series, be dissolved.   In
any  other  case  the  meeting may be adjourned  for  such
period as may be determined by the chairman of the meeting
prior  to the adjournment of such meeting.  In the absence
of  a quorum at any such adjourned meeting, such adjourned
meeting may be further adjourned for such period as may be
determined  by the chairman of the meeting  prior  to  the
adjournment of such adjourned meeting.  Except as provided
by  Section  1305(e),  notice of the  reconvening  of  any
meeting adjourned for more than 30 days shall be given  as
provided in Section 1302(a) not less than 10 days prior to
the  date  on which the meeting is scheduled to  be  recon
vened.   Notice of the reconvening of an adjourned meeting
shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

            Except   as  limited  by  Section  1202,   any
resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series, considered as one class.

           Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

SECTION  1305.   Attendance at Meetings; Determination  of
Voting Rights;
Conduct and Adjournment of Meetings.

           (a) Attendance at meetings of Holders of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Securities before being voted.

           (b)   Notwithstanding any other  provisions  of
     this  Indenture, the Trustee may make such reasonable
     regulations as it may deem advisable for any  meeting
     of  Holders of Securities in regard to proof  of  the
     holding of such Securities and of the appointment  of
     proxies  and in regard to the appointment and  duties
     of   inspectors   of   votes,  the   submission   and
     examination  of  proxies,  certificates   and   other
     evidence of the right to vote, and such other matters
     concerning  the conduct of the meeting  as  it  shall
     deem  appropriate.  Except as otherwise permitted  or
     required  by  any such regulations,  the  holding  of
     Securities shall be proved in the manner specified in
     Section 104 and the appointment of any proxy shall be
     proved in the manner specified in Section 104.   Such
     regulations  may  provide  that  written  instruments
     appointing  proxies, regular on their  face,  may  be
     presumed   valid  and  genuine  without   the   proof
     specified in Section 104 or other proof.

           (c)   The  Trustee shall, by an  instrument  in
     writing, appoint a temporary chairman of the meeting,
     unless  the  meeting shall have been  called  by  the
     Company or by Holders as provided in Section 1302(b),
     in   which  case  the  Company  or  the  Holders   of
     Securities of the series calling the meeting, as  the
     case may be, shall in like manner appoint a temporary
     chairman.   A  permanent  chairman  and  a  permanent
     secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series represented at the meeting, considered as one class.

           (d)   At any meeting each Holder or proxy shall
     be  entitled to one vote for each $1 principal amount
     of Outstanding Securities held or represented by him;
     provided,  however, that no vote  shall  be  cast  or
     counted  at  any meeting in respect of  any  Security
     challenged  as  not  Outstanding  and  ruled  by  the
     chairman  of the meeting to be not Outstanding.   The
     chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

          (e)  Any meeting duly called pursuant to Section
     1302  at  which a quorum is present may be  adjourned
     from  time  to  time by Persons entitled  to  vote  a
     majority  in  aggregate  principal  amount   of   the
     Outstanding Securities of all series represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

SECTION  1306.   Counting Votes and  Recording  Action  of
Meetings.

           The  vote upon any resolution submitted to  any
meeting  of Holders shall be by written ballots  on  which
shall  be subscribed the signatures of the Holders  or  of
their  representatives by proxy and the principal  amounts
and  serial numbers of the Outstanding Securities, of  the
series  with respect to which the meeting shall have  been
called,  held  or  represented  by  them.   The  permanent
chairman  of  the meeting shall appoint two inspectors  of
votes who shall count all votes cast at the meeting for or
against  any resolution and who shall make and  file  with
the  secretary  of  the  meeting  their  verified  written
reports of all votes cast at the meeting.  A record of the
proceedings  of each meeting of Holders shall be  prepared
by  the  secretary  of  the meeting  and  there  shall  be
attached  to  said  record  the original  reports  of  the
inspectors  of  votes on any vote by ballot taken  thereat
and affidavits by one or more persons having knowledge  of
the  facts  setting  forth a copy of  the  notice  of  the
meeting and showing that said notice was given as provided
in  Section  1302 and, if applicable, Section 1304.   Each
copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.
Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 1307.  Action Without Meeting.

           In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, de mand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 104.


                     ARTICLE FOURTEEN

Immunity of Incorporators, Stockholders, Officers and Dire ctors

SECTION 1401.  Liability Solely Corporate.

           No recourse shall be had for the payment of the
principal of or premium, if any, or interest, if  any,  on
any  Securities,  or any part thereof, or  for  any  claim
based  thereon or otherwise in respect thereof, or of  the
indebtedness represented thereby, or upon any  obligation,
covenant  or  agreement under this Indenture, against  any
incorporator, stockholder, officer or director,  as  such,
past,  present  or  future  of  the  Company  or  of   any
predecessor  or successor corporation (either directly  or
through   the  Company  or  a  predecessor  or   successor
corporation), whether by virtue of any constitutional  pro
vision,  statute or rule of law, or by the enforcement  of
any assessment or penalty or otherwise; it being expressly
agreed  and  understood that this Indenture  and  all  the
Securities are solely corporate obligations, and  that  no
personal  liability  whatsoever shall  attach  to,  or  be
incurred  by,  any incorporator, stockholder,  officer  or
director,  past, present or future, of the Company  or  of
any  predecessor or successor corporation, either directly
or  indirectly  through the Company or any predecessor  or
successor corporation, because of the indebtedness  hereby
authorized   or  under  or  by  reason  of  any   of   the
obligations,  covenants or agreements  contained  in  this
Indenture  or  in any of the Securities or to  be  implied
herefrom   or  therefrom,  and  that  any  such   personal
liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.

                     ARTICLE FIFTEEN

               Subordination of Securities

SECTION   1501.    Securities   Subordinate   to    Senior
Indebtedness.

           The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of the Securities of each series, by its acceptance thereof, likewise covenants and agrees, that the payment of the principal of and premium, if any, and interest, if any, on each and all of the Securities is hereby expressly subordinated and subject to the extent and in the manner set forth in this Article, in right of payment to the prior payment in full of all Senior Indebtedness.

          Each Holder of the Securities of each series, by its acceptance thereof, authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article, and appoints the Trustee its attorney-in-fact for any and all such purposes.

SECTION 1502.  Payment Over of Proceeds of Securities.

          In the event (a) of any insolvency or bankruptcy
proceedings     or    any    receivership,    liquidation,
reorganization or other similar proceedings in respect of the Company or a substantial part of its property, or of any proceedings for liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, or (b) subject to the provisions of Section 1503, that (i) a default shall have occurred with respect to the payment of principal of or interest on or other monetary amounts due and payable on any Senior
Indebtedness, or (ii) there shall have occurred a  default
(other than a default in the payment of principal or interest or other monetary amounts due and payable) in respect of any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holder or holders thereof to accelerate the maturity thereof (with notice or lapse of time, or both), and such default shall have continued beyond the period of grace, if any, in respect thereof, and, in the cases of subclauses (i) and (ii) of this clause (b), such default shall not have been cured or waived or shall not have ceased to exist, or (c) that the principal of and accrued interest on the Securities of any series shall have been declared due and payable pursuant to Section 801 and such declaration shall not have been rescinded and annulled as provided in Section 802, then:

                 (1)    the  holders  of  all  Senior
          Indebtedness  shall first  be  entitled  to
          receive  payment  of the  full  amount  due
          thereon,  or  provision shall be  made  for
          such  payment  in money or  money's  worth,
          before the Holders of any of the Securities
          are  entitled  to  receive  a  payment   on
          account of the principal of or interest  on
          the    indebtedness   evidenced   by    the
          Securities, including, without limitation, any payments made pursuant to Articles Four and Five;

                (2)   any payment by, or distribution
          of  assets of, the Company of any  kind  or
          character,  whether in  cash,  property  or
          securities,  to  which any  Holder  or  the
          Trustee  would be entitled except  for  the
          provisions of this Article, shall  be  paid
          or  delivered  by  the person  making  such
          payment  or distribution, whether a trustee
          in  bankruptcy,  a receiver or  liquidating
          trustee  or  otherwise,  directly  to   the
          holders  of  such  Senior  Indebtedness  or
          their representative or representatives  or
          to   the  trustee  or  trustees  under  any
          indenture   under  which  any   instruments
          evidencing  any of such Senior Indebtedness
          may have been issued, ratably according  to
          the  aggregate amounts remaining unpaid  on
          account of such Senior Indebtedness held or
          represented   by  each,   to   the   extent
          necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the indebtedness evidenced by the Securities or to the Trustee under this Indenture; and

                  (3)     in    the    event    that,
          notwithstanding the foregoing, any  payment
          by,  or  distribution  of  assets  of,  the
          Company  of any kind or character,  whether
          in cash, property or securities, in respect
          of   principal  of  or  interest   on   the
          Securities  or  in  connection   with   any
          repurchase   by   the   Company   of    the
          Securities,  shall  be  received   by   the
          Trustee  or  any Holder before  all  Senior
          Indebtedness is paid in full, or  provision
          is  made  for  such  payment  in  money  or
          money's worth, such payment or distribution
          in  respect of principal of or interest  on
          the  Securities or in connection  with  any
          repurchase by the Company of the Securities
          shall  be paid over to the holders of  such
          Senior Indebtedness or their representative
          or  representatives or to  the  trustee  or
          trustees  under any indenture  under  which
          any  instruments evidencing any such Senior
          Indebtedness may have been issued,  ratably
          as   aforesaid,  for  application  to   the
          payment    of   all   Senior   Indebtedness
          remaining  unpaid  until  all  such  Senior
          Indebtedness shall have been paid in  full,
          after   giving  effect  to  any  concurrent
          payment   or  distribution  (or   provision
          therefor)  to  the holders of  such  Senior
          Indebtedness.

          Notwithstanding the foregoing, at any time after the 123rd day following the date of deposit of cash or Government Obligations pursuant to Section 701 (provided all conditions set out in such Section shall have been satisfied), the funds so deposited and any interest thereon will not be subject to any rights of holders of Senior Indebtedness including, without limitation, those arising under this Article Fifteen; provided that no event described in clauses (d) and (e) of Section 801 with respect to the Company has occurred during such 123-day period.

           For  purposes of this Article only,  the  words
"cash,  property  or securities" shall not  be  deemed  to
include  shares of stock of the Company as reorganized  or
readjusted,  or  securities of the Company  or  any  other
corporation  provided for by a plan or  reorganization  or
readjustment which are subordinate in right of payment  to
all   Senior  Indebtedness  which  may  at  the  time   be
outstanding to the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Eleven hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section 1502 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eleven hereof.
Nothing in Section 1501 or in this Section 1502 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 907.

SECTION  1503.   Disputes with Holders of  Certain  Senior
Indebtedness.

           Any  failure by the Company to make any payment
on  or  perform any other obligation in respect of  Senior
Indebtedness, other than any indebtedness incurred by  the
Company  or assumed or guaranteed, directly or indirectly,
by  the  Company  for  money borrowed  (or  any  deferral,
renewal,  extension  or refunding thereof)  or  any  other
obligation  as  to which the provisions  of  this  Section
shall have been waived by the Company in the instrument or
instruments  by  which  the  Company  incurred,   assumed,
guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a default under clause (b) of Section 1502 if (i) the Company shall be disputing its obligation to make such payment or perform such obligation and (ii) either (A) no final judgment relating to such dispute shall have been issued against the Company which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, or (B) in the event that a judgment that is subject to further review or appeal has been issued, the Company shall in good faith be prosecuting an appeal or other proceeding for review and a stay or execution shall have been obtained pending such appeal or review.

SECTION 1504.  Subrogation.

           Senior Indebtedness shall not be deemed to have
been  paid  in full unless the holders thereof shall  have
received   cash   (or   securities   or   other   property
satisfactory  to  such holders) in full  payment  of  such
Senior  Indebtedness  then outstanding.   Subject  to  the
prior  payment  in  full of all Senior  Indebtedness,  the
rights   of  the  Holders  of  the  Securities  shall   be
subrogated  to  the  rights  of  the  holders  of   Senior
Indebtedness   to   receive  any   further   payments   or
distributions  of  cash, property  or  securities  of  the
Company   applicable  to  the  holders   of   the   Senior
Indebtedness  until all amounts owing  on  the  Securities
shall  be paid in full; and such payments or distributions
of cash, property or securities received by the Holders of
the  Securities,  by  reason of  such  subrogation,  which
otherwise  would be paid or distributed to the holders  of
such  Senior  Indebtedness shall, as between the  Company,
its   creditors   other  than  the   holders   of   Senior
Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

SECTION 1505.  Obligation of the Company Unconditional.

           Nothing  contained in this Article or elsewhere
in  this Indenture or in the Securities is intended to  or
shall  impair,  as among the Company, its creditors  other
than  the  holders of Senior Indebtedness and the Holders,
the  obligation  of  the Company, which  is  absolute  and
unconditional, to pay to the Holders the principal of  and
interest  on  the Securities as and when  the  same  shall
become due and payable in accordance with their terms,  or
is  intended to or shall affect the relative rights of the
Holders  and  creditors  of the  Company  other  than  the
holders of Senior Indebtedness, nor shall anything  herein
or   therein  prevent  the  Trustee  or  any  Holder  from
exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

           Upon  any payment or distribution of assets  or
securities of the Company referred to in this Article, the
Trustee and the Holders shall be entitled to rely upon any
order  or  decree of a court of competent jurisdiction  in
which   such  dissolution,  winding  up,  liquidation   or
reorganization proceedings are pending for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article.

SECTION  1506.   Priority  of  Senior  Indebtedness   Upon
Maturity.

          Upon the maturity of the principal of any Senior
Indebtedness by lapse of time, acceleration or  otherwise,
all  matured principal of Senior Indebtedness and interest
and  premium, if any, thereon shall first be paid in  full
before  any  payment of principal or premium, if  any,  or
interest,  if any, is made upon the Securities  or  before
any  Securities  can  be acquired by the  Company  or  any
sinking  fund  payment  is  made  with  respect   to   the
Securities (except that required sinking fund payments may be reduced by Securities acquired before such maturity of such Senior Indebtedness).

SECTION 1507.  Trustee as Holder of Senior Indebtedness.

           The Trustee shall be entitled to all rights set
forth   in  this  Article  with  respect  to  any   Senior
Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness. Nothing in this Article shall deprive the Trustee of any of its rights as such holder.

SECTION   1508.    Notice   to   Trustee   to   Effectuate
Subordination.

           Notwithstanding the provisions of this  Article
or any other provision of the Indenture, the Trustee shall
not  be  charged  with knowledge of the existence  of  any
facts  which would prohibit the making of any  payment  of
moneys  to or by the Trustee unless and until the  Trustee
shall  have  received  written  notice  thereof  from  the
Company,  from  a Holder or from a holder  of  any  Senior
Indebtedness or from any representative or representatives
of  such  holder  and, prior to the receipt  of  any  such
written notice, the Trustee shall be entitled, subject  to
Section 901, in all respects to assume that no such  facts
exist;  provided,  however, that, if prior  to  the  fifth
Business  Day preceding the date upon which by  the  terms
hereof any such moneys may become payable for any purpose,
or in the event of the execution of an instrument pursuant
to Section 702 acknowledging satisfaction and discharge of
this  Indenture, then if prior to the second Business  Day
preceding  the  date of such execution, the Trustee  shall
not  have received with respect to such moneys the  notice
provided  for  in  this  Section,  then,  anything  herein
contained  to  the contrary notwithstanding,  the  Trustee
may,  in its discretion, receive such moneys and/or  apply
the  same to the purpose for which they were received, and
shall not be affected by any notice to the contrary, which
may  be  received  by it on or after such date;  provided,
however,  that  no  such  application  shall  affect   the
obligations under this Article of the persons receiving such moneys from the Trustee.

SECTION  1509.   Modification, Extension, etc.  of  Senior
Indebtedness.

           The holders of Senior Indebtedness may, without affecting in any manner the subordination of the payment of the principal of and premium, if any, and interest, if any, on the Securities, at any time or from time to time and in their absolute discretion, agree with the Company to change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any Senior Indebtedness, or amend or supplement any instrument pursuant to which any Senior Indebtedness is issued, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders or the Trustee.

SECTION 1510.  Trustee Has No Fiduciary Duty to Holders of
Senior Indebtedness.

            With   respect  to  the  holders   of   Senior
Indebtedness,  the Trustee undertakes  to  perform  or  to
observe only such of its covenants and objectives  as  are
specifically set forth in this Indenture, and  no  implied
covenants  or obligations with respect to the  holders  of
Senior  Indebtedness  shall be read  into  this  Indenture
against  the Trustee.  The Trustee shall not be deemed  to
owe   any   fiduciary  duty  to  the  holders  of   Senior
Indebtedness, and shall not be liable to any such holders if it shall mistakenly pay over or deliver to the Holders or the Company or any other Person, money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

SECTION 1511.  Paying Agents Other Than the Trustee.

           In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1507, 1508 and 1510 shall not apply to the Company if it acts as Paying
Agent.

SECTION  1512.   Rights of Holders of Senior  Indebtedness
Not Impaired.

           No right of any present or future holder of Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

SECTION   1513.    Effect  of  Subordination   Provisions;
Termination.

          Notwithstanding anything contained herein to the contrary, other than as provided in the immediately succeeding sentence, all the provisions of this Indenture shall be subject to the provisions of this Article, so far as the same may be applicable thereto.

          Notwithstanding anything contained herein to the
contrary, the provisions of this Article Fifteen shall  be
of  no  further effect, and the Securities shall no longer
be  subordinated in right of payment to the prior  payment
of   Senior  Indebtedness,  if  the  Company  shall   have
delivered  to  the Trustee a notice to such  effect.   Any
such notice delivered by the Company shall not be deemed to be a supplemental indenture for purposes of Article
Twelve.

                _________________________

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.



           IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.



MISSISSIPPI POWER & LIGHT COMPANY



By:______________________________
                         ___




____________________, Trustee



By:______________________________
                         ___






STATE OF _____________________     )
                         ) ss.:
COUNTY OF ___________________ )


           On the _____ day of _________, 1995, before  me
personally came _________________, to me known, who, being
by  me  duly  sworn, did depose and say  that  he  is  the
_________________________  of Mississippi  Power  &  Light
Company,  one of the corporations described in  and  which
executed the foregoing instrument; that he knows the  seal
of  said  corporation;  that  the  seal  affixed  to  said
instrument is such corporate seal; that it was so  affixed
by   authority   of  the  Board  of  Directors   of   said
corporation, and that he signed his name thereto by like authority.




________________________________
                                         Notary Public
                                        [Notarial Seal]



STATE OF _____________________     )
                         ) ss.:
COUNTY OF ___________________ )


           On  the _____ day of ____________, 1995, before
me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he is a _________________ of _____________________, one of the
corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation;
that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



________________________________

Notary Public
                                        [Notarial Seal]